As filed with the Securities and Exchange Commission on January 25, 2023
1933 Act Registration No. 333-267670
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
PRE-EFFECTIVE AMENDMENT NO. 1
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in its Charter)
Indiana
(State or Other Jurisdiction of Incorporation or Organization)
35-0472300
(I.R.S. Employer Identification No.)

1301 South Harrison Street, P.O. Box 1110, Fort Wayne, Indiana 46801
(260) 455-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Craig T. Beazer, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road, Radnor, PA 19087
1-877-275-5642
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)
Copy to:
Nadine Rosin, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Commencement of Proposed Sale to the Public:
As soon as practicable after the effective date of the Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒
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If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

Lincoln Level Advantage 2SM B-Share Index-Linked Annuity Contracts
XX XX, 2023
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this Contract are index-linked amounts. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
This prospectus describes all material rights and obligations of annuity purchasers under the Contract.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, and under certain scenarios, this free look or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus and consult with your registered representative for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts , subject to any limitations described herein . Indexed Accounts are established for either 1-, 3-, or 6-year terms, and the return on these accounts at the end of the term is based in part on the performance of a specified Index. Any gain for each Indexed Segment at the end of a term depends on which Crediting Method you choose and is determined in part using (i) a specified Performance Cap, which is the highest Performance Rate that we will credit (ii) a specified percentage of positive Index performance based on a Participation Rate, (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive or (iv) a Spread Rate, which is deducted from positive index performance. Any loss for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level. Your Contract Value will not be impacted by any loss up to the applicable Protection Level that you choose if you hold for the length of the term.
The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because of the surrender charges , as applicable, and adjustments associated with that withdrawal. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the
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dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
We hold all or a portion of the assets for Our obligations for the Indexed Account options in a non-registered, non-insulated Separate Account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Index-linked annuity contracts are complex insurance and investment vehicles. Investors should speak with a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that an Indexed Account option will always be available. Amounts paid to you from the Indexed Accounts are subject to our credit worthiness and claims paying ability.
There are risks associated with investing in the Indexed Accounts. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Indexed Terms that are reinvested, and this loss could be greater due to the imposition of surrender charges and Interest Rate Adjustments. Prior to the End Date of an Indexed Term, the value of your investment in the Indexed Segment is based on the Interim Value calculation and the Protection Levels will not be applicable. This means on any day prior to the End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Indexed Segment value could reflect lower gains or higher losses than on the End Date.
Refer to the Risk Factors section beginning on page 7 of this prospectus for more information.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Neither the SEC nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current Account Values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, and Spread Rate.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange-traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particu lar day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interest Rate Adjustment—An upward or downward adjustment that may be made on the Contract Value to amounts being withdrawn or surrendered and to Annuity Payouts prior to the Contract’s maturity date due to fluctuations in the market value of the investment instruments supporting the Segment.
Interim Value —Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation , annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participation Rate—The rate used to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an index over a specified period of time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate — The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the index performance is zero or positive .
Protection Level —The portion of loss that the Company will absorb from any negative index performance. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
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Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Spread Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Summary of Questions Related to the Indexed Accounts
What are Indexed Accounts? The Indexed Accounts provide a return, in part, based on the performance of an Index you select. The return may be positive or negative and is called the Performance Rate. The Performance Rate is a rate of return for an Indexed Segment based on the performance of an Index over a period of time, adjusted for the Protection Level and subject to the Crediting Method . The Crediting Method and Protection Level chosen by the investor will not change for the duration of the Indexed Term . You may allocate all or a portion of your Purchase Payment into one or more Indexed Segments of Indexed Accounts. An Indexed Account is defined by the Index tracked, the length of the term, the Crediting Method, and the Protection Level. Each Indexed Segment has its own Indexed Term, Contract Value, Crediting Method , and Protection Level. Rates for each Indexed Segment are subject to a certain minimum or maximum which are guaranteed while your Contract is in effect. See Crediting Methods for the guaranteed rates for each Segment .
Indexed Accounts may offer different levels of downside protection which you should consider when determining which Indexed Account to choose. You should consider the length of time you want to invest in an Indexed Account as there are different term lengths. Shorter term options may provide you more flexibility. You should also consider the indices you want to track and the type of Crediting Method you want for an Indexed Segment.
At the end of an Indexed Term, new Indexed Segments will be available, and you may choose to reallocate the Segment Ending Value to any available Indexed Account. Your reallocation request must be received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method , Term, Index and Protection Level if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum or maximum rates . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection.
If you choose Secure Lock + SM and if your existing Indexed Segment will not reach the end of the Indexed Term at the end of the next Indexed Anniversary Date, you may reallocate the locked-in value to any available Indexed Account as long as the reallocation request is received on or prior to the Indexed Anniversary Date.
You will be notified up to 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods including the rates and Protection Levels will be available on your online account or by calling us at 1-877-737-6872, at least 5 business days in advance. To view the rates for the available Indexed Accounts , log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management.
What is the Index-Linked Separate Account? Assets supporting the Indexed Accounts are held in a non-insulated separate account established under Indiana insurance law. These assets are not insulated from the creditors of Lincoln Life. Therefore, the benefits provided under the Indexed Accounts are subject to the claims-paying ability of Lincoln Life.
What Indexes are currently available? The currently offered Indexes are:
•
S&P 500® Index
•
Russell 2000® Price Return Index
•
Capital Strength Net Fee IndexSM
•
First Trust American Leadership IndexTM
•
iShares ® MSCI ACWI ETF
What is the Interim Value? We calculate the Interim Value of your Indexed Segments each Valuation Date. This calculation is based on a formula and may not correspond to the current performance of the index you selected. This formula includes the value of derivatives at the time of the calculation of the Interim Value. The derivatives estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment. Your Contract Value for Indexed Segments during the Indexed Term will equal the Interim Value. This means that the Contract Value in the Segments available for withdrawals, surrenders, reallocations , annuitizations, and Death Benefit payments during an Indexed Term will be at the Interim Value. You may elect to lock the Interim Value of a Segment once each Contract Year during an Indexed Term . This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value on the Start Date.
Can the available Indexed Accounts and indices change over the life of the Contract? We reserve the right to add or withdraw Indexed Accounts at any time. See Discontinuation or Substitution of an Index. If you are invested in an Indexed Segment, it will not be withdrawn from your Contract until the end of the Indexed Term. There is no guarantee that an Indexed Account with the same Protection Level will be available or that a particular index will be available in the future. If an index is discontinued or substantially changed during an Indexed Term, we reserve the right to select an alternative index and we will notify you of such change. This may impact the calculation of your Segment Ending Value and your future Interim Value.
What is Secure Lock+SM? On any Valuation Date, excluding an Indexed Anniversary, between a term Start Date and term End Date, you may request to lock the Interim Value (“Secure Lock+SM”).
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The Interim Value as calculated at the end of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss.
Risk Factors
This section describes potential risks associated with the Contract.
Risks of Investing in the Indexed Accounts
1.
There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market index. You are responsible for all losses in excess of the Protection Level you choose. The Protection Level exists for the full term of the Indexed Segment. Each time you move into a new Indexed Segment, you may have a new Protection Level and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal.
2.
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
3.
Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. If the Participation Rate is less than 100%, the increase in your Segment Value will never reflect the entire corresponding performance in the applicable index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
4.
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the index, which means that your return may be lower than if you had invested directly in a fund based on the applicable index. The Performance Trigger Rate applies for the full term on the Indexed Segment. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
5.
Gains in your Indexed Segments are limited by any applicable Spread Rate. If the performance of the index is positive, the performance of the Indexed Account will be reduced by the Spread Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Spread Rate applies for the full term on the Indexed Segment. The Spread Rate may be higher for Contracts with the Guarantee of Principal Death Benefit. Spread Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times.
6.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the index has increased during the calculation period. All withdrawals from the Indexed Segment, including Death Benefits paid during the Indexed Term, will be based on the Interim Value.
7.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
8.
We may change the index on a particular Indexed Account if the index is discontinued or if we feel the index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
9.
The available Indexed Accounts with applicable Crediting Methods and Protection Levels will vary over time. Before investing in a
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new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Levels, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
10.
The risks associated with the currently available indices are as follows:
•
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. Additional risks for specific indices are as follows:
•
S&P 500® Index: This index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
•
Capital Strength Net Fee IndexSM: This index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This index may not track other large cap indices.
•
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
iShares ® MSCI ACWI ETF: The securities and other assets in the underlying Index or in the portfolio of the ETF may under perform in comparison to the general financial markets, a particular financial market or other asset classes - there is no guarantee that the ETF investment results will have a high degree of correlation to these of the underlying Index or that it will achieve its investment objective. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.
11.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method , Term , Index, and Protection Level, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Segment Term because the rate may be different . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
12.
You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these indices would have.
13.
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
14.
You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per Contract Year and is irrevocable. Your locked-in value could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. Additionally, you assume the risk that your reset rate may not be known when you request a lock-in and the reset rate may be lower, significantly lower than the rate prior to the lock-in. Refer to the “ Secure Lock+ SM ” section for additional details and examples.
15.
We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges or Interest Rate Adjustment, may not be offset by gains as a result of positive performance of your investment selections.
16.
If the Contract is continued by a spouse or beneficiary after your death, the proceeds from the Guarantee of Principal Death Benefit that exceed the Contract Value when the claim is approved are held in a holding account until any withdrawal or surrender, or until the value is reallocated to an Indexed Account on the next available Indexed Anniversary Date. This means that the proceeds could remain in the holding account for up to a year. Amounts in the holding account do not earn interest or participate in the investment returns of the Indexed Accounts. If you take a withdrawal from the holding account, a surrender charge may apply.
17.
Withdrawals, surrenders and Annuity Payouts, may be subject to an Interest Rate Adjustment. An Interest Rate Adjustment may be positive or negative, depending on changes in the market value of the investment instruments supporting the Segment. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instrument supporting the Segment
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falls and decreases Contract Value when the market value of the investment instruments supporting the Segment rise . A negative Interest Rate Adjustment could result in loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
General Risks
1.
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available. We do not guarantee that more than one Indexed Account option will always be available.
2.
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
3.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term investment horizon.
4.
Your receipt of a Death Benefit over and above the amounts invested is based on the claims paying ability and credit worthiness of Lincoln Life.
5.
You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Also, an Interest Rate Adjustment may be applied to any withdrawal, surrender, or Annuity Payout. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
6.
You must obtain our approval for a Purchase Payment totaling $2 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same owner, joint owner, or annuitant.
7.
You may incur a surrender charge upon the surrender or withdrawal of Contract Value. An Interest Rate Adjustment may also apply. See Charges and Other Deductions – Surrender Charge and Interest Rate Adjustment.
8.
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, causing the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Investments of the Indexed Accounts
The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an index you select. This is the Performance Rate, and it may be positive or negative. An Indexed Account is defined by the index tracked, the length of the term, the Crediting Method and the Protection Level it provides.
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You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment has its own:
•
Start Date
•
Crediting Base
•
Performance Rate
•
Performance Cap
•
Participation Rate
•
Spread Rate
•
Performance Trigger Rate
•
Contract Value
•
End Date
At this time, the available Indexed Accounts are:
Indexed Accounts with Performance Caps Rates:
1-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap(1), 10% Protection
S&P 500® Cap, 15% Protection
S&P 500® Cap, 20% Protection
S&P 500® Cap, 100% Protection
Russell 2000® Cap(2), 10% Protection
Capital Strength Net Fee IndexSM Cap(3), 10% Protection
Capital Strength Net Fee IndexSM Cap, 15% Protection
Capital Strength Net Fee IndexSM Cap, 20% Protection
First Trust American Leadership IndexTM Cap (4), 10% Protection
First Trust American Leadership IndexTM Cap, 15% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
iShares ® MSCI ACWI ETF Cap (5) , 10% Protection
iShares ® MSCI ACWI ETF Cap, 15% Protection
iShares ® MSCI ACWI ETF Cap, 20% Protection
6-Year Performance Cap Indexed Accounts with Protection Level
S&P 500 ® Cap, 20 % Protection
S&P 500® Cap, 30% Protection
Capital Strength Net Fee Index SM Cap, 20 % Protection
First Trust American Leadership Index TM Cap, 20 % Protection
Indexed Accounts with Participation Rates:
3-Year Participation Rate Indexed Accounts with Protection Level
S&P 500® Participation, 10% Protection
Capital Strength Net Fee IndexSM Participation, 10% Protection
First Trust American Leadership IndexTM Participation, 10% Protection
6-Year Participation Rate Indexed Accounts with Protection Level
S&P 500 ® Participation, 10% Protection
Russell 2000 ® Participation, 10% Protection
Capital Strength Net Fee Index SM Participation, 10% Protection
First Trust American Leadership Index TM Participation, 10% Protection
Indexed Accounts with Spread Rates:
6-Year Spread Indexed Accounts with Protection Level
S&P 500® Spread, 15% Protection
Russell 2000® Spread, 15% Protection
Capital Strength Net Fee IndexSM Spread, 15% Protection
First Trust American Leadership IndexTM Spread, 15% Protection
Indexed Accounts with Performance Trigger Rates:
1-Year Performance Trigger Rate Indexed Accounts with Protection Level
S&P 500® Performance Trigger, 10% Protection
S&P 500® Performance Trigger, 15% Protection
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1 The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
2 The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
3 Capital Strength Net Fee IndexSM. The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
4 The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
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The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
5 The iShares ® MSCI ACWI ETF are distributed by BlackRock Investments, LLC. iShares ® and BlackRock, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates ( “ BlackRock ” ) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to The Lincoln National Life Insurance Company for certain purposes. The Lincoln National Life Insurance Company products and services are not sponsored, endorsed, sold, or promoted by BlackRock and purchasers of such products do not acquire any interest in the iShares ® MSCI ACWI ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company or any member of the public regarding the availability of purchasing any product or service offered by The Lincoln National Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruption or use of the iShares ® MSCI ACWI ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any of The Lincoln National Life Insurance Company product or service offered by The Lincoln National Life Insurance Company.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 securities selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
iShares ® MSCI ACWI ETF (ACWI). This exchange traded fund (ETF) gives broad exposure to a range of international developed and emerging market companies. It tracks the investment results of the MSCI ACWI index composed of large and mid capitalization equities. The closing value of this ETF is used as price return value (i.e. any dividends paid in the ETF are excluded when the values are used for calculating the Performance Rate).
The indices used are price indices and do not reflect dividends paid on the underlying stocks. If an index is discontinued or substantially changes (for example if an index sponsor announces that it will make a material change in the formula for or the method of calculating the index or in any other way materially modifies the index), we reserve the right to select an alternative index and we will notify the Contractowner of such changes. In selecting an alternative index we will attempt to approximate the performance of the
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original index in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution of an index is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the index in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the index, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
Indexed Term. The Indexed Term is the specified period of time of a particular Indexed Account. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year.
Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Levels. Different Crediting Methods and Protection Levels are available for your Indexed Account and are listed in the chart below. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. Please note: There are minimum guaranteed rates for the Performance Cap, Participation Rate, and Performance Trigger Rate, as well as a maximum for the Spread Rate.

These are the Crediting Methods available when the index performance is positive (or flat for the Performance Trigger Rate):
Performance Cap
• 1-Year Performance Cap (100% Protection only) – 0.10%
minimum rate
• 1-Year Performance Cap (excluding 100% Protection) – 1.00%
minimum rate
• 6-Year Performance Cap – 10.00% minimum rate
You receive all positive index performance up to the Performance Cap on the End Date.
Participation Rate • 3-Year Participation Rate – 15.00% minimum rate • 6-Year Participation Rate – 15.00% minimum rate	You receive an amount equal to the Participation Rate times the positive index performance on the End Date.
Performance Trigger Rate • 1-Year Performance Trigger Rate – 1.00% minimum rate	You receive the Performance Trigger Rate, if the index performance is zero or positive on the End Date.
Spread Rate • 6-Year Spread Rate – 25.00% maximum rate	You receive an amount equal to the positive index performance minus the Spread Rate on the End Date.

The downside protection method available when the index performance is negative:
Protection Level
The portion of loss that the Company will protect you from if the index performance is negative. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.

Indexed Segments with Performance Caps. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. The Performance Cap may vary depending on the Death Benefit option,
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the index, the term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term.
For an Indexed Segment with Performance Caps, the Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
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Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Participation Rates. The Participation Rate represents the portion of the index performance that is reflected in the value of the Indexed Segment. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
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Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is zero or positive. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Performance Trigger Rate may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

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The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Spread Rates. The Spread Rate is a rate for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is positive. The Spread Rate is the portion of index performance that is deducted from the Performance Rate if the index return for the Indexed Term is positive. The Spread Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Spread Rate may vary depending on the Death Benefit option that you select. The Spread Rate is declared at the beginning of the Indexed Term may differ from the Spread Rate(s) used for other Segments.
The initial Spread Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have higher Spread Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Spread Rate for each subsequent Indexed Term. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Spread Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If the percentage change of the Index Value is greater than the Spread Rate on the End Date, the Performance Rate equals the percentage change of the Index Value minus the Spread Rate. If the percentage change of the Index Value is positive and equal to or less than the Spread Rate, or zero on the End Date, the Performance Rate equals zero.
If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If
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the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on the market conditions, subsequent Spread Rates may be higher or lower than the initial Spread Rate. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Spread Rates on a basis that does not discriminate unfairly within any class of contracts.
Protection Levels. The Protection Level is the portion of any negative index performance that will not impact your Contract Value if you hold until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you.
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If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account if you stayed invested until the End Date of the Segment.

Crediting Method Considerations. You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives.
•
If you choose an Indexed Segment with a Performance Cap, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual index performance. If the actual index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Participation Rate, and there is positive performance, the Performance Rate that we apply on the Indexed Segment End Date may be less than, equal to, or greater than the actual index return.
•
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Spread Rate, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date may be less than the actual index performance. If the positive index performance is less than the Spread Rate, your return will be zero.
Protection Level Considerations. You should choose a level of protection that is consistent with your risk tolerance and investment objectives.
•
If there is negative index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level , including the loss of any previously credited amount .
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Levels will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the value of the Segment Ending Value to any available Indexed Account or make a reallocation under the conditions as described under Secure Lock+ SM as long as the reallocation request is received on or before the Indexed Anniversary Date . We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, index, and Protection Level as the Indexed Segment in which they were previously invested and with the currently applicable Crediting Method ( including the rate) for the new Segment. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500 ® Cap, 100% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+ SM .
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Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges), annuitization or payment of a death claim for each day during an Indexed Term. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any index.
The specifics of the Interim Value calculation are in Appendix A of this prospectus.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+SM
On any Valuation Date, excluding an Indexed Anniversary Date, between a term Start Date and term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“ Secure Lock+ SM ”). The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Indexed Anniversary Date. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss of Indexed Account Value. If you have elected to lock - in and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in , you will not be able to take advantage of the increase that Contract Year .
A request to lock the Interim Value may be made before 4:00 p.m. EST (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Indexed Year Anniversary, prior to the term End Date; however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. EST (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date. You will not know the locked Interim Value until the next Valuation Date after your request took effect.
If you choose to lock the Interim Value of an Indexed Segment, you have two options as listed below:
Lock-in and Reallocate: On the Indexed Anniversary Date immediately after the election of this Secure Lock+ SM , you may reallocate the locked Segment's Interim Value to any eligible Indexed Account(s) available under the Contract. No Performance Rate is calculated and instead the locked Interim Value will be the value used to establish your new Indexed Segment. All locked Indexed Segment Interim Values are adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges. This option is only available during the first six Contract Years.
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Reallocations will be made in accordance with your allocation instructions in effect at that time . If you do not provide us with reallocation instructions, we will reset the Segment on the Indexed Anniversary Date as described below.
Lock-in and Reset: On the Indexed Anniversary Date immediately after the election of this Secure Lock+SM (if this is not the End Date of the Segment), we will reset the crediting rate, beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established on the Indexed Anniversary Date following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Indexed Anniversary Date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, riders fees and charges).
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Indexed Anniversary Date unless you have elected to reallocate to another available Indexed Account. The reset crediting rate will be available online (or by phone) 5 days prior to the Indexed Anniversary Date. You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per indexed year during an Index Term and is irrevocable. Your locked-in value at the end of the term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+ SM feature and lock-in when the Interim Value is down. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are two examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $120,000
4/1/2026 The Contractowner decides to lock-in the $120,000 Interim Value
1/1/2027 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $90,000
4/1/2026 The Contractowner decides to lock-in the $90,000 Interim Value
1/1/2027 Crediting Base is reset to $90,000
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Additionally, you assume the risk that your reset rate may not be known when you request a lock-in, and the reset rate may be significantly lower than the rate prior to the lock-in.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing index for a comparable index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
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An index is discontinued;
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We are engaged in a contractual dispute with the index provider;
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We determine that our use of an index should be discontinued because, for example, changes to the index make it impractical or expensive to purchase securities or derivatives to hedge the index;
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There is a substantial change in the calculation of an index, resulting in significantly different values and performance; or
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A legal reason we cannot offer the index.
Although we will attempt to choose a new index that has a similar investment objective and risk profile to the existing index, there is risk that the performance of the new index may not be as good as the performance of the existing index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. If we substitute an index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new index that has a similar investment objective and risk profile to the original index. The selection criteria for a suitable alternative index includes, but is not limited to, the following:
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There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the company to hedge crediting rates;
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The index is recognized as a broad-based index for the relevant market;
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We can offer the same Crediting Method or Protection Level on the substitute index; and
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The publisher of the index permits the use of the index in the Contract and other materials for a reasonable fee.
If we substitute an index during an Indexed Term, we will combine the return of the replaced index from the Indexed Start Date to the substitution date with the return of the new index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Level will not change due to the substitution of an index during the Indexed Term.
If an index is discontinued and a similar index cannot be found or if we cannot offer the same Crediting Method or Protection Level, the Indexed Segment will end and the Interim Value on the Valuation Date the index is discontinued will be used. Lincoln will automatically move the funds to another available Indexed Segment of your choosing, and the funds will not be eligible for allocation into an Indexed Account until the next Indexed Anniversary Date .
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Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
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A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;
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Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to 6% of the current Contract Value (this does not apply upon surrender of the Contract);
•
Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;
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A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65 th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•
A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);
•
A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;
•
A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
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A surrender of the Contract as a result of the death of the Contractowner or Annuitant;
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A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;
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Periodic income payments made under any Annuity Payout option made available by us.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.
2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•
from the Purchase Payment until exhausted; then
•
from earnings until exhausted.
We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Interest Rate Adjustment
Any amount being surrendered, withdrawn or annuitized may be subject to the Interest Rate Adjustment. The adjustment can be positive or negative. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instruments supporting the Segment fall and decreases Contract Value when the market value of the investment instruments supporting the Segment rise. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment.
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When the market value of the investment instruments supporting the Segment rise, this could result in a loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
During the first six contract years, the Interest Rate Adjustment will apply on all surrenders, withdrawals in excess of 6% of Contract Value and Annuity Payouts taken prior to the Contract maturity date. After the first six contract years, the Interest Rate Adjustment will apply on surrenders from any Term (prior to the term End Date), withdrawals in excess of 6% of Contract Value (prior to the term End Date) and Annuity Payouts taken prior to the Contract maturity date.
Withdrawals, surrenders and Annuity Payouts (taken prior to the Contract maturity date), other than those taken or applied on the End Date of an Indexed Term, are subject to an Interest Rate Adjustment. The Interest Rate Adjustment will be applied after the deduction of any applicable Contract charges or fees. In general, the Interest Rate Adjustment also does not apply:
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during the free look period (See Return Privilege).
•
to RMDs if they are on the Lincoln RMD program.
•
as a result of the death of the Contractowner or Annuitant.
•
to Annuity Payouts on the Contract maturity date.
The specifics of the Interest Rate Adjustment calculation are in Appendix B of this prospectus.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
The Contracts
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, the Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
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If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. All deposits received by us within 30 days of the date your application is received by us will be considered your Purchase Payment. Any funds received after 30 days will be returned to you. If we choose to extend that time period, the 30-day rate hold period would expire and the rate currently in effect would apply. You can find the rates currently in effect at www.LFG.com/leveladvantage or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract can be issued on any business day. The Contract effective date will be the date on which money is first applied to the Indexed Accounts. The date this initial allocation occurs is the first date of the Indexed Term and the Indexed Anniversary Date. Allocations cannot be made on February 29 th . Your Contract will be issued, at the earlier of, when all expected funds are received or 30 days after the application was received by us. All deposits received within the 30-day period will be considered your Purchase Payment and will be available for investment when the Contract is issued. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts.
A rate hold is available for any deposit received within 30 days from the date your application is received at our Home Office. The rate hold will provide the rate for the Segment for your elected Indexed Accounts that were in effect on the date your application was received by us.
If the 30-day delay was chosen and the 30th day is not a business day, the initial indexed value for your Contract effective date will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
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Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes and adjusted for an Interest Rate Adjustment at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from a Segment with a 100% Protection Level (if any);
3.
any Segment with a one-year term (if any);
4.
any Segment with a term greater than one year.
Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
When withdrawals are made from the Indexed Accounts, an amount equal to the Interim Value of the Segment is available for surrender or withdrawal. In addition, the Crediting Base for each individual Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Crediting Base. The following examples show how the Crediting Base is impacted by a withdrawal.
Example 1:
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1/1/2023 Allocation to Segment = $80,000
1/1/2023 Crediting Base = $80,000
6/1/2023 Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Crediting Base = $64,000 (80% of $80,000)
Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Crediting Base
Example 2:
Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Crediting Base = $16,000 (100% of $16,000)
Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Crediting Base is not available for withdrawal or transfer.
There may be surrender charges and Interest Rate Adjustments associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
 *
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.
 **
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
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You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit must be elected at issue and provides a Death Benefit equal to the greater of:
•
the Contract Value as of the Valuation Date we approve the payment of the claim; or
•
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (as adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
A charge is applied for the Guarantee of Principal Death Benefit for Contractowners who are age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender, annuitization, and at death. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
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General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(s) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year – S&P 500® Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
Same-gender spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or any other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
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The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and interest rate adjustments. Withdrawals from Indexed Accounts will be at Interim Value. See Charges and Other Deductions – Surrender Charge , Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Risk Factors. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. Amounts transferred may be subject to an Interest Rate Adjustment. See Risk Factors – Risks Associated with Investing in the Indexed Accounts. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99 th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options) . The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
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Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, gender, or survival of any payee upon whose age, gender, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•
proof, satisfactory to us, of the death;
•
written authorization for payment; and
•
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
•
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry
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Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of the Purchase Payment. LFN may elect to receive a lower commission when a Purchase Payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an
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annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
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An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
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Your right to choose particular investments for a Contract must be limited.
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The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
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Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
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Contracts acquired by an estate of a decedent;
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Certain qualified contracts;
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Contracts purchased by employers upon the termination of certain qualified plans; and
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Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
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Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income. Surrender and reinstatement of your Contract will generally be taxed as a withdrawal.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
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•
you receive on or after you reach 59½,
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you receive because you became disabled (as defined in the Code),
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you receive from an immediate annuity,
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a Beneficiary receives on or after your death, or
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you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Gender Spouses
In 2013, the U.S. Supreme Court held that same-gender spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)
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Roth IRAs
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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
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•
401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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403(a) plans (qualified annuity plans)
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403(b) plans (public school system and tax-exempt organization annuity plans)
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H.R. 10 or Keogh Plans (self-employed individual plans)
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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act (the “SECURE Act 2.0 ”) was enacted on December 29 , 2022 . The SECURE Act 2.0 made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023 . As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 72.
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Further increasing the required beginning date measuring age to 75 by 2033.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
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Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or
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retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,
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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
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Distribution received as reimbursement for certain amounts paid for medical care, or
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Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the
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recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges or Interest Rate Adjustments will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
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State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on Form S-3 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement: it does not contain all of the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e. made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.
Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2021, and Lincoln Life’s quarterly report on Form 10-Q for the period ended March 31, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period ended June 30, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period that ended September 30, 2022 are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.
Independent Registered Public Accounting Firm
The consolidated financial statements of The Lincoln National Life Insurance Company (LNL) appearing in LNL’s Annual Report (Form 10-K) for the year ended December 31, 2021 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
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After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.
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Appendix A — Interim Value Calculation
Interim Value for Indexed Segment(s) with Performance Caps and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuate Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E – 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation;
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment;
If an election to lock and reset a Segment is exercised during a term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the term divided by the total days in the term.
If an election to lock and reset a Segment is exercised during the term:
E = the total days elapsed in the term since the most recent Valuation Date that the Segment was reset divided by the total days in the term. The total days in the term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + F), not to exceed (C x (1 + Performance Cap x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated;
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the total days elapsed in the Term divided by the total days in the Term;
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
Interim Value for Indexed Segment(s) with Performance Trigger Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (G x H)), where:
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G = equal to zero when the percentage change in the Index Value is less than zero on the Valuation Date the Segment’s Interim Value is calculated. Otherwise, if the percentage change in the Index Value is greater than or equal to zero on the Valuation Date the Segment’s Interim Value is calculated, G is equal to the total days elapsed in the Term divided by the total days in the Term.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
G2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
G2 = the Index Value on the most recent Valuation Date that the Segment was reset.
H = the Performance Trigger Rate.
Interim Value for Indexed Segment(s) with Participation Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (F x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during its Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the proportional Participation Rate for the Segment, where if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate minus 1) multiplied by the (total number of days elapsed in the Term divided by the total number of days in the Term); or
(b) less than or equal to 100%, the proportional Participation Rate is the actual Participation Rate of the Segment.
If an election to lock and reset a Segment is exercised during the Term, if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate on the most recent Valuation Date that the Segment was reset minus 1) multiplied by the (total number of days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term). The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term; or
(b) less than or equal to 100%, the proportional Participation Rate is the Participation Rate of the Segment on the most recent Valuation Date the Segment was reset.
Interim Value for Indexed Segment(s) with Spread Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
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(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))], where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (F x G)), not to exceed C x (1 + H), where:
F = the minimum of 999% minus the Spread Rate, or 999%.
If an election to lock and reset a Segment is exercised during the Term:
F = the minimum of 999% minus the Spread Rate on the most recent Valuation Date that the Segment was reset, or 999%.
G = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
H = the greater of zero, or the percentage change of the Index Value on the Valuation Date the Segment’s Interim Value is calculated minus the Spread Rate.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (H1) divided by (H2), where:
H1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
H2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (H1) divided by (H2), where:
H1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
H2 = the Index Value on the most recent Valuation Date that the Segment was reset.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. This is meant to represent the fair value of the Crediting Base of a Segment with the value growing at a rate that results in the fixed income asset proxy to equal the Crediting Base on the End Date of the Segment. This value takes into consideration the ask price of the derivative asset proxy and the time elapsed in the Term.
2.
Derivative Asset Proxy. This is meant to represent the fair market value methodology we use to value the replicating portfolio of derivatives that support the Indexed Accounts.
For each Segment, we solely designate and value derivatives, each of which is tied to the performance of the index associated with the Segment and considers the Crediting Method and Protection Level of the Segment. These are used to estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment.
The valuation of the derivatives is based on standard, market consistent methodologies and inputs from recognized market data service providers. The methodology used to value these derivatives is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day. Additionally, inputs obtained from these outside market data service providers may vary over time based on market con ditions and changes in valuation standards.
If any of the values used to calculate the derivative asset proxy are delayed and prevent us from calculating the Interim Value on a particular Valuation Date, we will use the prior business day’s value to calculate the Interim Value.
The derivatives valued for each Indexed Account type are as follows:
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A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate or Spread Rate, as applicable.
C. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
D. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.

NOTE: Put option D will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with Performance Cap rates and Protection Levels, the replicating portfolio of derivatives is equal to: A minus
B minus D.
For each Segment with a Participation Rate and Protection Levels, the replicating portfolio of derivatives is equal to: A multiplied by the Participation Rate minus D.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of derivatives is equal to: C minus
D.
For each Segment with a Spread Rate and Protection Levels, the replicating portfolio of derivatives is equal to: B minus D.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated derivative that corresponds to that time remaining and (ii) the relationship between the strike price of that derivative and the level of the index at the time of the calculation.
This relationship is referred to as the “moneyness” of the derivative described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because derivatives on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date and moneyness of the designated derivative that we use in our calculations.
Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily avail able from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values we will use the prior business day’s values to calculate the Interim Value.
3.
Part 3 depends on the type of Crediting Method and places an upper limit on the performance crediting during the Indexed Term (“Interim Value limit”).
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Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(193)	$(192)	$(132)
A. Sum of 1 + 2	$803	$801	$748
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$803	$801	$748

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(24)	$(23)	$30
A. Sum of 1 + 2	$973	$971	$911
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$973	$971	$911

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$108	$209	$265
A. Sum of 1 + 2	$1,104	$1,203	$1,146
B. Interim Value limit	$1,090	$1,200	$1,200
Interim Value = minimum of A and B	$1,090	$1,200	$1,146

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$116	$406	$389
A. Sum of 1 + 2	$1,112	$1,400	$1,269
B. Interim Value limit	$1,090	$1,400	$1,209
Interim Value = minimum of A and B	$1,090	$1,400	$1,209

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(193)	$(164)
A. Sum of 1 + 2	$798	$768
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$798	$768

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(23)	$(17)
A. Sum of 1 + 2	$967	$916
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$967	$916

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$209	$251
A. Sum of 1 + 2	$1,199	$1,183
B. Interim Value limit	$1,200	$1,200
Interim Value = minimum of A and B	$1,199	$1,183

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$406	$436
A. Sum of 1 + 2	$1,397	$1,369
B. Interim Value limit	$1,400	$1,400
Interim Value = minimum of A and B	$1,397	$1,369

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$(26)	$(27)
A. Sum of 1 + 2	$958	$947
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$958	$947

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$35	$36
A. Sum of 1 + 2	$1,019	$1,010
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$100	$91
A. Sum of 1 + 2	$1,084	$1,065
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$111	$106
A. Sum of 1 + 2	$1,095	$1,080
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Spread Rates and Protection Levels.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	60	12
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Spread Rate	1%	1%
Months to End Date	12	60

Change in Index Value is -20%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$963
2. Fair value of derivative asset proxy	$(59)	$(39)
A. Sum of 1 + 2	$913	$817
B. Interim Value limit	$1,000	$1,000
Interim Value = Minimum of A and B	$913	$817

Change in Index Value is -5%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$37	$80
A. Sum of 1 + 2	$1,008	$936
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$936

Change in Index Value is 60%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$624	$645
A. Sum of 1 + 2	$1,595	$1,501
B. Interim Value limit	$1,590	$1,590
Interim Value = minimum of A and B	$1,590	$1,501

Change in Index Value is 100%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$1,016	$1,006
A. Sum of 1 + 2	$1,987	$1,862
B. Interim Value limit	$1,990	$1,990
Interim Value = minimum of A and B	$1,987	$1,862

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Appendix B — Interest Rate Adjustment Calculation
The Interest Rate Adjustment equals:
(A) multiplied by ([(1+I) / (1+J)] N / 12-1), where:
During Contract Years 1 – 6,
A = is the portion of the Crediting Base associated with a withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment on the Contract Date. This Reference Rate is the same for all Indexed Segments for a given Indexed Account and Segment Start Date.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the end of the sixth Contract Year.
During Contract Years 7 and after,
A = is the portion of the Crediting Base associated with a Withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment at the beginning of an Indexed Term. This Reference Rate is different based on the Indexed Segment.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the End Date of the Indexed Term.
If any of the market observable yields used to support the contract are not published for a particular day, then we will use the yield on the last day it was published. If any of the market observable yields are not published for a time to maturity that matches the selected duration, then the yield may be interpolated between the yield for maturities that are published. Or, if any of the market observable yields are no longer available, or are discontinued, we will substitute another suitable method for determining this component of the Reference Rate.
The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Segment and will be administered in a uniform and non-discriminatory manner. We reserve the right to change the methodology at any time and at our sole discretion, but any methodology used to determine the Reference Rate will continue to maintain representation of the duration of investment instruments supporting the Segment.
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Lincoln Level Advantage 2SM Advisory Index-Linked Annuity Contracts
XX XX, 2023
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is available through third-party financial intermediaries who may charge an advisory fee for their services. That fee is in addition to contract fees and expenses. If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% penalty tax.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this Contract are index-linked amounts. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
This prospectus describes all material rights and obligations of annuity purchasers under the Contract.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your financial professional regarding availability.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, and under certain scenarios, this free look or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts , subject to any limitations described herein . Indexed Accounts are established for either 1-, 3-, or 6-year terms, and the return on these accounts at the end of the term is based in part on the performance of a specified Index. Any gain for each Indexed Segment at the end of a term depends on which Crediting Method you choose and is determined in part using (i) a specified Performance Cap, which is the highest Performance Rate that we will credit (ii) a specified percentage of positive Index performance based on a Participation Rate or (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive, which is deducted from positive index performance. Any loss for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level. Your Contract Value will not be impacted by any loss up to the applicable Protection Level that you choose if you hold for the length of the term.
The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because of any adjustments associated with that withdrawal. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
1

If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
We hold all or a portion of the assets for Our obligations for the Indexed Account options in a non-registered, non-insulated Separate Account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Index-linked annuity contracts are complex insurance and investment vehicles. Investors should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that an Indexed Account option will always be available. Amounts paid to you from the Indexed Accounts are subject to our credit worthiness and claims paying ability.
There are risks associated with investing in the Indexed Accounts. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Indexed Terms that are reinvested, and this loss could be greater due to the imposition of Interest Rate Adjustments. Prior to the End Date of an Indexed Term, the value of your investment in the Indexed Segment is based on the Interim Value calculation and the Protection Levels will not be applicable. This means on any day prior to the End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Indexed Segment value could reflect lower gains or higher losses than on the End Date.
Refer to the Risk Factors section beginning on page 7 of this prospectus for more information.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Neither the SEC nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current Account Values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, and Performance Trigger Rate.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange-traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interest Rate Adjustment—An upward or downward adjustment that may be made on the Contract Value to amounts being withdrawn or surrendered and to Annuity Payouts prior to the Contract’s maturity date due to fluctuations in the market value of the investment instruments supporting the Segment.
Interim Value —Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation , annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participation Rate—The rate used to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive index performance.
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Performance Rate—A rate of return for an Indexed Segment based on the performance of an index over a specified period of time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate — The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the index performance is zero or positive .
Protection Level —The portion of loss that the Company will absorb from any negative index performance. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the Contract without the assistance of a financial professional under contract with us:
•
Employees and financial professionals of any member of the selling group (broker-dealers who have selling agreements with us for this product) and their spouses and minor children.
•
Officers, directors, trustees or bona-fide full-time employees, retirees, and their spouses and minor children of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Summary of Questions Related to the Indexed Accounts
What are Indexed Accounts? The Indexed Accounts provide a return, in part, based on the performance of an Index you select. The return may be positive or negative and is called the Performance Rate. The Performance Rate is a rate of return for an Indexed Segment based on the performance of an Index over a period of time, adjusted for the Protection Level and subject to the Crediting Method . The Crediting Method and Protection Level chosen by the investor will not change for the duration of the Indexed Term . You may allocate all or a portion of your Purchase Payment into one or more Indexed Segments of Indexed Accounts. An Indexed Account is defined by the Index tracked, the length of the term, the Crediting Method, and the Protection Level. Each Indexed Segment has its own Indexed Term, Contract Value, Crediting Method , and Protection Level. Rates for each Indexed Segment are subject to a certain minimum or maximum which are guaranteed while your Contract is in effect. See Crediting Methods for the guaranteed rates for each Segment .
Indexed Accounts may offer different levels of downside protection which you should consider when determining which Indexed Account to choose. You should consider the length of time you want to invest in an Indexed Account as there are different term lengths. Shorter term options may provide you more flexibility. You should also consider the indices you want to track and the type of Crediting Method you want for an Indexed Segment.
At the end of an Indexed Term, new Indexed Segments will be available, and you may choose to reallocate the Segment Ending Value to any available Indexed Account. Your reallocation request must be received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method , Term, Index and Protection Level if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum or maximum rates . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection.
If you choose Secure Lock + SM and if your existing Indexed Segment will not reach the end of the Indexed Term at the end of the next Indexed Anniversary Date, you may reallocate the locked-in value to any available Indexed Account as long as the reallocation request is received on or prior to the Indexed Anniversary Date.
You will be notified up to 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods including the rates and Protection Levels will be available on your online account or by calling us at 1-877-737-6872, at least 5 business days in advance. To view the rates for the available Indexed Accounts , log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management.
What is the Index-Linked Separate Account? Assets supporting the Indexed Accounts are held in a non-insulated separate account established under Indiana insurance law. These assets are not insulated from the creditors of Lincoln Life. Therefore, the benefits provided under the Indexed Accounts are subject to the claims-paying ability of Lincoln Life.
What Indexes are currently available? The currently offered Indexes are:
•
S&P 500® Index
•
Russell 2000® Price Return Index
•
Capital Strength Net Fee IndexSM
•
First Trust American Leadership IndexTM
•
iShares ® MSCI ACWI ETF
What is the Interim Value? We calculate the Interim Value of your Indexed Segments each Valuation Date. This calculation is based on a formula and may not correspond to the current performance of the index you selected. This formula includes the value of derivatives at the time of the calculation of the Interim Value. The derivatives estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment. Your Contract Value for Indexed Segments during the Indexed Term will equal the Interim Value. This means that the Contract Value in the Segments available for withdrawals, surrenders, reallocations , annuitizations, and Death Benefit payments during an Indexed Term will be at the Interim Value. You may elect to lock the Interim Value of a Segment once each Contract Year during an Indexed Term . This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value on the Start Date.
Can the available Indexed Accounts and indices change over the life of the Contract? We reserve the right to add or withdraw Indexed Accounts at any time. See Discontinuation or Substitution of an Index. If you are invested in an Indexed Segment, it will not be withdrawn from your Contract until the end of the Indexed Term. There is no guarantee that an Indexed Account with the same Protection Level will be available or that a particular index will be available in the future. If an index is discontinued or substantially changed during an Indexed Term, we reserve the right to select an alternative index and we will notify you of such change. This may impact the calculation of your Segment Ending Value and your future Interim Value.
What is Secure Lock+SM? On any Valuation Date, excluding an Indexed Anniversary, between a term Start Date and term End Date, you may request to lock the Interim Value (“Secure Lock+SM”).
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The Interim Value as calculated at the end of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss.
Risk Factors
This section describes potential risks associated with the Contract.
Risks of Investing in the Indexed Accounts
1.
There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market index. You are responsible for all losses in excess of the Protection Level you choose. The Protection Level exists for the full term of the Indexed Segment. Each time you move into a new Indexed Segment, you may have a new Protection Level and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal.
2.
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
3.
Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. If the Participation Rate is less than 100%, the increase in your Segment Value will never reflect the entire corresponding performance in the applicable index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
4.
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the index, which means that your return may be lower than if you had invested directly in a fund based on the applicable index. The Performance Trigger Rate applies for the full term on the Indexed Segment. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
5.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the index has increased during the calculation period. All withdrawals from the Indexed Segment, including Death Benefits paid during the Indexed Term, will be based on the Interim Value.
6.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
7.
We may change the index on a particular Indexed Account if the index is discontinued or if we feel the index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
8.
The available Indexed Accounts with applicable Crediting Methods and Protection Levels will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Levels, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
9.
The risks associated with the currently available indices are as follows:
•
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions.
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Market volatility may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. Additional risks for specific indices are as follows:
•
S&P 500® Index: This index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
•
Capital Strength Net Fee IndexSM: This index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This index may not track other large cap indices.
•
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
iShares ® MSCI ACWI ETF: The securities and other assets in the underlying Index or in the portfolio of the ETF may under perform in comparison to the general financial markets, a particular financial market or other asset classes - there is no guarantee that the ETF investment results will have a high degree of correlation to these of the underlying Index or that it will achieve its investment objective. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.
10.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method , Term , Index, and Protection Level, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Segment Term because the rate may be different . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
11.
You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these indices would have.
12.
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
13.
You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per Contract Year and is irrevocable. Your locked-in value could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. Additionally, you assume the risk that your reset rate may not be known when you request a lock-in and the reset rate may be lower, significantly lower than the rate prior to the lock-in. Refer to the “ Secure Lock + SM ” section for additional details and examples.
14.
We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any Interest Rate Adjustment, may not be offset by gains as a result of positive performance of your investment selections.
15.
If the Contract is continued by a spouse or beneficiary after your death, the proceeds from the Guarantee of Principal Death Benefit that exceed the Contract Value when the claim is approved are held in a holding account until any withdrawal or surrender, or until the value is reallocated to an Indexed Account on the next available Indexed Anniversary Date. This means that the proceeds could remain in the holding account for up to a year. Amounts in the holding account do not earn interest or participate in the investment returns of the Indexed Accounts.
16.
Withdrawals, surrenders and Annuity Payouts, may be subject to an Interest Rate Adjustment. An Interest Rate Adjustment may be positive or negative, depending on changes in the market value of the investment instruments supporting the Segment. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instrument supporting the Segment falls and decreases Contract Value when the market value of the investment instruments supporting the Segment rise . A negative Interest Rate Adjustment could result in loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
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General Risks
1.
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available. We do not guarantee that more than one Indexed Account option will always be available.
2.
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
3.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term investment horizon.
4.
Your receipt of a Death Benefit over and above the amounts invested is based on the claims paying ability and credit worthiness of Lincoln Life.
5.
You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Also, an Interest Rate Adjustment may be applied to any withdrawal, surrender, or Annuity Payout. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
6.
You must obtain our approval for a Purchase Payment totaling $2 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same owner, joint owner, or annuitant.
7.
The deduction of advisory fees from a Segment will reduce the Crediting Base and may reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. See The Contracts – Advisory Fee Withdrawals.
8.
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, causing the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Investments of the Indexed Accounts
The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an index you select. This is the Performance Rate, and it may be positive or negative. An Indexed Account is defined by the index tracked, the length of the term, the Crediting Method and the Protection Level it provides.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment has its own:
•
Start Date
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•
Crediting Base
•
Performance Rate
•
Performance Cap
•
Participation Rate
•
Performance Trigger Rate
•
Contract Value
•
End Date
At this time, the available Indexed Accounts are:
Indexed Accounts with Performance Caps Rates:
1-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap(1), 10% Protection
S&P 500® Cap, 15% Protection
S&P 500® Cap, 20% Protection
S&P 500® Cap, 100% Protection
Russell 2000® Cap(2), 10% Protection
Capital Strength Net Fee IndexSM Cap(3), 10% Protection
Capital Strength Net Fee IndexSM Cap, 15% Protection
Capital Strength Net Fee IndexSM Cap, 20% Protection
First Trust American Leadership IndexTM Cap (4), 10% Protection
First Trust American Leadership IndexTM Cap, 15% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
iShares ® MSCI ACWI ETF Cap (5) , 10% Protection
iShares ® MSCI ACWI ETF Cap, 15% Protection
iShares ® MSCI ACWI ETF Cap, 20% Protection
6-Year Performance Cap Indexed Accounts with Protection Level
S&P 500 ® Cap, 20 % Protection
S&P 500® Cap, 30% Protection
Capital Strength Net Fee Index SM Cap, 20 % Protection
First Trust American Leadership Index TM Cap, 20 % Protection
Indexed Accounts with Participation Rates:
3-Year Participation Rate Indexed Accounts with Protection Level
S&P 500® Participation, 10% Protection
Capital Strength Net Fee IndexSM Participation, 10% Protection
First Trust American Leadership IndexTM Participation, 10% Protection
6-Year Participation Rate Indexed Accounts with Protection Level
S&P 500 ® Participation, 10% Protection
Russell 2000 ® Participation, 10% Protection
Capital Strength Net Fee Index SM Participation, 10% Protection
First Trust American Leadership Index TM Participation, 10% Protection
Indexed Accounts with Performance Trigger Rates:
1-Year Performance Trigger Rate Indexed Accounts with Protection Level
S&P 500® Performance Trigger, 10% Protection
S&P 500® Performance Trigger, 15% Protection

1 The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that
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investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
2 The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
3 Capital Strength Net Fee IndexSM. The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
4 The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
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THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
5 The iShares ® MSCI ACWI ETF are distributed by BlackRock Investments, LLC. iShares ® and BlackRock, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates ( “ BlackRock ” ) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to The Lincoln National Life Insurance Company for certain purposes. The Lincoln National Life Insurance Company products and services are not sponsored, endorsed, sold, or promoted by BlackRock and purchasers of such products do not acquire any interest in the iShares ® MSCI ACWI ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company or any member of the public regarding the availability of purchasing any product or service offered by The Lincoln National Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruption or use of the iShares ® MSCI ACWI ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any of The Lincoln National Life Insurance Company product or service offered by The Lincoln National Life Insurance Company.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 securities selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
iShares ® MSCI ACWI ETF (ACWI). This exchange traded fund (ETF) gives broad exposure to a range of international developed and emerging market companies. It tracks the investment results of the MSCI ACWI index composed of large and mid capitalization equities. The closing value of this ETF is used as price return value (i.e. any dividends paid in the ETF are excluded when the values are used for calculating the Performance Rate).
The indices used are price indices and do not reflect dividends paid on the underlying stocks. If an index is discontinued or substantially changes (for example if an index sponsor announces that it will make a material change in the formula for or the method of calculating the index or in any other way materially modifies the index), we reserve the right to select an alternative index and we will notify the Contractowner of such changes. In selecting an alternative index we will attempt to approximate the performance of the original index in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution of an index is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the index in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the index, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
Indexed Term. The Indexed Term is the specified period of time of a particular Indexed Account. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year.
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Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Levels. Different Crediting Methods and Protection Levels are available for your Indexed Account and are listed in the chart below. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. Please note: There are minimum guaranteed rates for the Performance Cap, Participation Rate, and Performance Trigger Rate.

These are the Crediting Methods available when the index performance is positive (or flat for the Performance Trigger Rate):
Performance Cap
• 1-Year Performance Cap (100% Protection only) – 0.10%
minimum rate
• 1-Year Performance Cap (excluding 100% Protection) – 1.00%
minimum rate
• 6-Year Performance Cap – 10.00% minimum rate
You receive all positive index performance up to the Performance Cap on the End Date.
Participation Rate • 3-Year Participation Rate – 15.00% minimum rate • 6-Year Participation Rate – 15.00% minimum rate	You receive an amount equal to the Participation Rate times the positive index performance on the End Date.
Performance Trigger Rate • 1-Year Performance Trigger Rate – 1.00% minimum rate	You receive the Performance Trigger Rate, if the index performance is zero or positive on the End Date.

The downside protection method available when the index performance is negative:
Protection Level
The portion of loss that the Company will protect you from if the index performance is negative. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.

Indexed Segments with Performance Caps. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. The Performance Cap may vary depending on the Death Benefit option, the index, the term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term.
For an Indexed Segment with Performance Caps, the Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
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If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Participation Rates. The Participation Rate represents the portion of the index performance that is reflected in the value of the Indexed Segment. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the
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Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is zero or positive. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Performance Trigger Rate may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference
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is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts.
Protection Levels. The Protection Level is the portion of any negative index performance that will not impact your Contract Value if you hold until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you.
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If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account if you stayed invested until the End Date of the Segment.

Crediting Method Considerations. You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives.
•
If you choose an Indexed Segment with a Performance Cap, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual index performance. If the actual index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Participation Rate, and there is positive performance, the Performance Rate that we apply on the Indexed Segment End Date may be less than, equal to, or greater than the actual index return.
•
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual index return.
Protection Level Considerations. You should choose a level of protection that is consistent with your risk tolerance and investment objectives.
•
If there is negative index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level , including the loss of any previously credited amount .
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Levels will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the value of the Segment Ending Value to any available Indexed Account or make a reallocation under the conditions as described under Secure Lock+ SM as long as the reallocation request is received on or before the Indexed Anniversary Date . We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, index, and Protection Level as the Indexed Segment in which they were previously invested and with the currently applicable Crediting Method ( including the rate) for the new Segment. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500 ® Cap, 100% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+ SM .
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Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals), annuitization or payment of a death claim for each day during an Indexed Term. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any index.
The specifics of the Interim Value calculation are in Appendix A of this prospectus.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+SM
On any Valuation Date, excluding an Indexed Anniversary Date, between a term Start Date and term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“ Secure Lock+ SM ”). The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Indexed Anniversary Date. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss of Indexed Account Value. If you have elected to lock - in and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in , you will not be able to take advantage of the increase that Contract Year .
A request to lock the Interim Value may be made before 4:00 p.m. EST (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Indexed Year Anniversary, prior to the term End Date; however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. EST (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date. You will not know the locked Interim Value until the next Valuation Date after your request took effect.
If you choose to lock the Interim Value of an Indexed Segment, you have two options as listed below:
Lock-in and Reallocate: On the Indexed Anniversary Date immediately after the election of this Secure Lock+ SM , you may reallocate the locked Segment’s Interim Value to any eligible Indexed Account(s) available under the Contract. No Performance Rate is calculated and instead the locked Interim Value will be the value used to establish your new Indexed Segment. All locked Indexed Segment Interim Values are adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, rider fees and charges, and Advisory Fee Withdrawals. This option is only available during the first six Contract Years.
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Reallocations will be made in accordance with your allocation instructions in effect at that time . If you do not provide us with reallocation instructions, we will reset the Segment on the Indexed Anniversary Date as described below.
Lock-in and Reset: On the Indexed Anniversary Date immediately after the election of this Secure Lock+SM (if this is not the End Date of the Segment), we will reset the crediting rate, beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, rider fees and charges and the Advisory Fee Withdrawals), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established on the Indexed Anniversary Date following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Indexed Anniversary Date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, riders fees and charges, and Advisory Fee Withdrawals).
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Indexed Anniversary Date unless you have elected to reallocate to another available Indexed Account. The reset crediting rate will be available online (or by phone) 5 days prior to the Indexed Anniversary Date. You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per indexed year during an Index Term and is irrevocable. Your locked-in value at the end of the term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+ SM feature and lock-in when the Interim Value is down. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are two examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $120,000
4/1/2026 The Contractowner decides to lock-in the $120,000 Interim Value
1/1/2027 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $90,000
4/1/2026 The Contractowner decides to lock-in the $90,000 Interim Value
1/1/2027 Crediting Base is reset to $90,000
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Additionally, you assume the risk that your reset rate may not be known when you request a lock-in, and the reset rate may be significantly lower than the rate prior to the lock-in.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing index for a comparable index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
•
An index is discontinued;
•
We are engaged in a contractual dispute with the index provider;
•
We determine that our use of an index should be discontinued because, for example, changes to the index make it impractical or expensive to purchase securities or derivatives to hedge the index;
•
There is a substantial change in the calculation of an index, resulting in significantly different values and performance; or
•
A legal reason we cannot offer the index.
Although we will attempt to choose a new index that has a similar investment objective and risk profile to the existing index, there is risk that the performance of the new index may not be as good as the performance of the existing index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. If we substitute an index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new index that has a similar investment objective and risk profile to the original index. The selection criteria for a suitable alternative index includes, but is not limited to, the following:
•
There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the company to hedge crediting rates;
•
The index is recognized as a broad-based index for the relevant market;
•
We can offer the same Crediting Method or Protection Level on the substitute index; and
•
The publisher of the index permits the use of the index in the Contract and other materials for a reasonable fee.
If we substitute an index during an Indexed Term, we will combine the return of the replaced index from the Indexed Start Date to the substitution date with the return of the new index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Level will not change due to the substitution of an index during the Indexed Term.
If an index is discontinued and a similar index cannot be found or if we cannot offer the same Crediting Method or Protection Level, the Indexed Segment will end and the Interim Value on the Valuation Date the index is discontinued will be used. Lincoln will automatically move the funds to another available Indexed Segment of your choosing, and the funds will not be eligible for allocation into an Indexed Account until the next Indexed Anniversary Date .
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Interest Rate Adjustment
Any amount being surrendered, withdrawn or annuitized may be subject to the Interest Rate Adjustment. The adjustment can be positive or negative. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instruments supporting the Segment fall and decreases Contract Value when the market value of the investment instruments supporting the Segment rise. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. When the market value of the investment instruments supporting the Segment rise, this could result in a loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
During the first six contract years, the Interest Rate Adjustment will apply on all surrenders, withdrawals in excess of 6% of Contract Value and Annuity Payouts taken prior to the Contract maturity date. After the first six contract years, the Interest Rate Adjustment will apply on surrenders from any Term (prior to the term End Date), withdrawals in excess of 6% of Contract Value (prior to the term End Date) and Annuity Payouts taken prior to the Contract maturity date.
Withdrawals, surrenders and Annuity Payouts (taken prior to the Contract maturity date), other than those taken or applied on the End Date of an Indexed Term, are subject to an Interest Rate Adjustment. The Interest Rate Adjustment will be applied after the deduction of any applicable Contract charges or fees. In general, the Interest Rate Adjustment also does not apply:
•
during the free look period (See Return Privilege).
•
to RMDs if they are on the Lincoln RMD program.
•
as a result of the death of the Contractowner or Annuitant.
•
to Annuity Payouts on the Contract maturity date.
The specifics of the Interest Rate Adjustment calculation are in Appendix B of this prospectus.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
The Contracts
Purchase of Contracts
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking Advisory Fee Withdrawals from your Contract Value.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, the Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or Purchase Payment to your financial professional, we will not begin processing your purchase order until we receive the application and Purchase Payment from your financial professional’s broker-dealer. While attempting to finish an incomplete application, we may hold the Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that
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identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. The minimum for Selling Group Individuals is $1,500. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. All deposits received by us within 30 days of the date your application is received by us will be considered your Purchase Payment. Any funds received after 30 days will be returned to you. If we choose to extend that time period, the 30-day rate hold period would expire and the rate currently in effect would apply. You can find the rates currently in effect at www.LFG.com/leveladvantage or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract can be issued on any business day. The Contract effective date will be the date on which money is first applied to the Indexed Accounts. The date this initial allocation occurs is the first date of the Indexed Term and the Indexed Anniversary Date. Allocations cannot be made on February 29 th . Your Contract will be issued, at the earlier of, when all expected funds are received or 30 days after the application was received by us. All deposits received within the 30-day period will be considered your Purchase Payment and will be available for investment when the Contract is issued. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts.
A rate hold is available for any deposit received within 30 days from the date your application is received at our Home Office. The rate hold will provide the rate for the Segment for your elected Indexed Accounts that were in effect on the date your application was received by us.
If the 30-day delay was chosen and the 30th day is not a business day, the initial indexed value for your Contract effective date will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
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Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Advisory Fee Withdrawals
You may elect to take withdrawals from your Contract to pay the advisory fees associated with your Fee-Based Financial Plan (Advisory Fee Withdrawals). Advisory Fee Withdrawals may not be available in all states, and certain advisory firms may not allow withdrawals to pay advisory fees, so please check with your financial professional.
Advisory Fee Withdrawals may not impact the value of your Death Benefit if certain criteria are met. See the Death Benefit section of this prospectus for more information. This Advisory Fee Withdrawal treatment may not be available in all states.
For example, if your Account Value is $100,000, and your annual Advisory Fee Withdrawals equal 1.00% of your Contract Value, your Advisory Fee is $1,000. Since your Advisory Fee Withdrawal percentage is under the Advisory Fee Withdrawal limit of 1.25%, your withdrawal will not be treated as a withdrawal, and there is no negative impact to the Death Benefit. If your annual Advisory Fee Withdrawals equal 1.30% of your Account Value, your Advisory Fee is $1,300. Since your Advisory Fee Withdrawal percentage is greater than the Advisory Fee Withdrawal limit of 1.25%, the percentage of total advisory fees that exceed 1.25% will be treated as a withdrawal and will reduce the Death Benefit.
Advisory Fee Withdrawals will not be treated as a distribution for federal tax purposes if certain conditions are met. See Federal Tax Matters – Payment of Investment Advisory Fees for more information. Regardless of how the Advisory Fee Withdrawal is treated for federal tax purposes, an Advisory Fee Withdrawal from the Contract will always reduce the Contract Value and Contract Value portion of the elected Death Benefit on a dollar for dollar basis.
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Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes and adjusted for an Interest Rate Adjustment at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from a Segment with a 100% Protection Level (if any);
3.
any Segment with a one-year term (if any);
4.
any Segment with a term greater than one year.
Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
When withdrawals are made from the Indexed Accounts, an amount equal to the Interim Value of the Segment is available for surrender or withdrawal. In addition, the Crediting Base for each individual Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Crediting Base. The following examples show how the Crediting Base is impacted by a withdrawal.
Example 1:
1/1/2023 Allocation to Segment = $80,000
1/1/2023 Crediting Base = $80,000
6/1/2023 Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any Interest Rate Adjustment)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Crediting Base = $64,000 (80% of $80,000)
Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Crediting Base
Example 2:
Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any Interest Rate Adjustment)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Crediting Base = $16,000 (100% of $16,000)
Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Crediting Base is not available for withdrawal or transfer.
There may be Interest Rate Adjustments associated with surrender of a Contract or withdrawal of Contract Value.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
 *
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.
 **
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit must be elected at issue and provides a Death Benefit equal to the greater of:
•
the Contract Value as of the Valuation Date we approve the payment of the claim; or
•
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
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For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (as adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
A charge is applied for the Guarantee of Principal Death Benefit for Contractowners who are age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender, annuitization, and at death. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Subject to state and broker-dealer approval, annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantee.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(s) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year – S&P 500® Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
Same-gender spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or any other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
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Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Services
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to Interest Rate Adjustments. Withdrawals from Indexed Accounts will be at Interim Value. See Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Risk Factors. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Fees Associated with Fee-Based Financial Plans. You have purchased this Contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your
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financial professional. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value (“Advisory Fee Withdrawal”), if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your financial professional. You may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an Advisory Fee Withdrawal. This AWS service may not be available through all broker-dealers.
Advisory Fee Withdrawals will be deducted proportionately from the Indexed Accounts in the following order:
•
any holding account; then
•
from the 100% Protection Indexed Account; then
•
from the other 1-year Indexed Accounts; and finally,
•
from the multi-year Indexed Accounts.
The AWS option is not available if you want the Advisory Fee Withdrawal to be deducted from a specific Indexed Account.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. Amounts transferred may be subject to an Interest Rate Adjustment. See Risk Factors – Risks Associated with Investing in the Indexed Accounts. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99 th birthday. Your financial professional may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options) . The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you
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do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, gender, or survival of any payee upon whose age, gender, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•
proof, satisfactory to us, of the death;
•
written authorization for payment; and
•
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
•
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your financial professional how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
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Compensation Paid to LFN. Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: financial professional training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN financial professionals and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN financial professionals who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN financial professionals and/or their managers qualify for such benefits. LFN financial professionals and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to financial professionals; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their financial professionals; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their financial professionals with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “ wholesalers ” , who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners . All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor
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about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•
An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
•
Your right to choose particular investments for a Contract must be limited.
•
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•
Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•
Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•
Contracts acquired by an estate of a decedent;
•
Certain qualified contracts;
•
Contracts purchased by employers upon the termination of certain qualified plans; and
•
Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend
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income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income. Surrender and reinstatement of your Contract will generally be taxed as a withdrawal.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees (“Advisory Fee Withdrawals”) paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity Contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your Contract if all the conditions mentioned above are satisfied.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•
If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•
If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
•
If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•
you receive on or after you reach 59½,
•
you receive because you became disabled (as defined in the Code),
•
you receive from an immediate annuity,
•
a Beneficiary receives on or after your death, or
•
you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income
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exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Gender Spouses
In 2013, the U.S. Supreme Court held that same-gender spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•
Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•
Roth IRAs
•
Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•
SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•
401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•
403(a) plans (qualified annuity plans)
•
403(b) plans (public school system and tax-exempt organization annuity plans)
•
H.R. 10 or Keogh Plans (self-employed individual plans)
•
457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
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The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act (the “SECURE Act 2.0 ”) was enacted on December 29 , 2022 . The SECURE Act 2.0 made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023 . As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 72.
•
Further increasing the required beginning date measuring age to 75 by 2033.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•
Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•
Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•
Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•
Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•
Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is
34

any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•
Distribution received on or after the Annuitant reaches 59½,
•
Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•
Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•
Distribution received as reimbursement for certain amounts paid for medical care, or
•
Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
35

Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable Interest Rate Adjustments will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic
36

and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on Form S-3 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement: it does not contain all of the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e. made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.
Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2021, and Lincoln Life’s quarterly report on Form 10-Q for the period ended March 31, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period ended June 30, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period that ended September 30, 2022 are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.
Independent Registered Public Accounting Firm
The consolidated financial statements of The Lincoln National Life Insurance Company (LNL) appearing in LNL’s Annual Report (Form 10-K) for the year ended December 31, 2021 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.
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Appendix A — Interim Value Calculation
Interim Value for Indexed Segment(s) with Performance Caps and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuate Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E – 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation;
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment;
If an election to lock and reset a Segment is exercised during a term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the term divided by the total days in the term.
If an election to lock and reset a Segment is exercised during the term:
E = the total days elapsed in the term since the most recent Valuation Date that the Segment was reset divided by the total days in the term. The total days in the term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + F), not to exceed (C x (1 + Performance Cap x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated;
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the total days elapsed in the Term divided by the total days in the Term;
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
Interim Value for Indexed Segment(s) with Performance Trigger Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (G x H)), where:
A-1

G = equal to zero when the percentage change in the Index Value is less than zero on the Valuation Date the Segment’s Interim Value is calculated. Otherwise, if the percentage change in the Index Value is greater than or equal to zero on the Valuation Date the Segment’s Interim Value is calculated, G is equal to the total days elapsed in the Term divided by the total days in the Term.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
G2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
G2 = the Index Value on the most recent Valuation Date that the Segment was reset.
H = the Performance Trigger Rate.
Interim Value for Indexed Segment(s) with Participation Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (F x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during its Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the proportional Participation Rate for the Segment, where if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate minus 1) multiplied by the (total number of days elapsed in the Term divided by the total number of days in the Term); or
(b) less than or equal to 100%, the proportional Participation Rate is the actual Participation Rate of the Segment.
If an election to lock and reset a Segment is exercised during the Term, if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate on the most recent Valuation Date that the Segment was reset minus 1) multiplied by the (total number of days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term). The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term; or
(b) less than or equal to 100%, the proportional Participation Rate is the Participation Rate of the Segment on the most recent Valuation Date the Segment was reset.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. This is meant to represent the fair value of the Crediting Base of a Segment with the value growing at
A-2

a rate that results in the fixed income asset proxy to equal the Crediting Base on the End Date of the Segment. This value takes into consideration the ask price of the derivative asset proxy and the time elapsed in the Term.
2.
Derivative Asset Proxy. This is meant to represent the fair market value methodology we use to value the replicating portfolio of derivatives that support the Indexed Accounts.
For each Segment, we solely designate and value derivatives, each of which is tied to the performance of the index associated with the Segment and considers the Crediting Method and Protection Level of the Segment. These are used to estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment.
The valuation of the derivatives is based on standard, market consistent methodologies and inputs from recognized market data service providers. The methodology used to value these derivatives is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day. Additionally, inputs obtained from these outside market data service providers may vary over time based on market con ditions and changes in valuation standards.
If any of the values used to calculate the derivative asset proxy are delayed and prevent us from calculating the Interim Value on a particular Valuation Date, we will use the prior business day’s value to calculate the Interim Value.
The derivatives valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate, as applicable.
C. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
D. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.

NOTE: Put option D will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with Performance Cap rates and Protection Levels, the replicating portfolio of derivatives is equal to: A minus
B minus D.
For each Segment with a Participation Rate and Protection Levels, the replicating portfolio of derivatives is equal to: A multiplied by the Participation Rate minus D.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of derivatives is equal to: C minus
D.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated derivative that corresponds to that time remaining and (ii) the relationship between the strike price of that derivative and the level of the index at the time of the calculation.
This relationship is referred to as the “moneyness” of the derivative described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because derivatives on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date and moneyness of the designated derivative that we use in our calculations.
Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily avail able from recognized financial reporting vendors.
A-3

In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values we will use the prior business day’s values to calculate the Interim Value.
3.
Part 3 depends on the type of Crediting Method and places an upper limit on the performance crediting during the Indexed Term (“Interim Value limit”).
A-4

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(193)	$(192)	$(132)
A. Sum of 1 + 2	$803	$801	$748
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$803	$801	$748

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(24)	$(23)	$30
A. Sum of 1 + 2	$973	$971	$911
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$973	$971	$911

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$108	$209	$265
A. Sum of 1 + 2	$1,104	$1,203	$1,146
B. Interim Value limit	$1,090	$1,200	$1,200
Interim Value = minimum of A and B	$1,090	$1,200	$1,146

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$116	$406	$389
A. Sum of 1 + 2	$1,112	$1,400	$1,269
B. Interim Value limit	$1,090	$1,400	$1,209
Interim Value = minimum of A and B	$1,090	$1,400	$1,209

A-5

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(193)	$(164)
A. Sum of 1 + 2	$798	$768
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$798	$768

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(23)	$(17)
A. Sum of 1 + 2	$967	$916
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$967	$916

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$209	$251
A. Sum of 1 + 2	$1,199	$1,183
B. Interim Value limit	$1,200	$1,200
Interim Value = minimum of A and B	$1,199	$1,183

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$406	$436
A. Sum of 1 + 2	$1,397	$1,369
B. Interim Value limit	$1,400	$1,400
Interim Value = minimum of A and B	$1,397	$1,369

A-6

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$(26)	$(27)
A. Sum of 1 + 2	$958	$947
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$958	$947

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$35	$36
A. Sum of 1 + 2	$1,019	$1,010
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$100	$91
A. Sum of 1 + 2	$1,084	$1,065
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$111	$106
A. Sum of 1 + 2	$1,095	$1,080
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

A-7

Appendix B — Interest Rate Adjustment Calculation
The Interest Rate Adjustment equals:
(A) multiplied by ([(1+I) / (1+J)] N / 12-1), where:
During Contract Years 1 – 6,
A = is the portion of the Crediting Base associated with a withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment on the Contract Date. This Reference Rate is the same for all Indexed Segments for a given Indexed Account and Segment Start Date.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the end of the sixth Contract Year.
During Contract Years 7 and after,
A = is the portion of the Crediting Base associated with a Withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment at the beginning of an Indexed Term. This Reference Rate is different based on the Indexed Segment.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the End Date of the Indexed Term.
If any of the market observable yields used to support the contract are not published for a particular day, then we will use the yield on the last day it was published. If any of the market observable yields are not published for a time to maturity that matches the selected duration, then the yield may be interpolated between the yield for maturities that are published. Or, if any of the market observable yields are no longer available, or are discontinued, we will substitute another suitable method for determining this component of the Reference Rate.
The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Segment and will be administered in a uniform and non-discriminatory manner. We reserve the right to change the methodology at any time and at our sole discretion, but any methodology used to determine the Reference Rate will continue to maintain representation of the duration of investment instruments supporting the Segment.
B-1

Lincoln Level Advantage 2SMAdvisory Class Index-Linked Annuity Contracts
XX XX, 2023
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is available through third-party financial intermediaries who may charge an advisory fee for their services. That fee is in addition to contract fees and expenses. If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% penalty tax.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this Contract are index-linked amounts. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
This prospectus describes all material rights and obligations of annuity purchasers under the Contract.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your financial professional regarding availability.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, and under certain scenarios, this free look or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts , subject to any limitations described herein . Indexed Accounts are established for either 1-, 3-, or 6-year terms, and the return on these accounts at the end of the term is based in part on the performance of a specified Index. Any gain for each Indexed Segment at the end of a term depends on which Crediting Method you choose and is determined in part using (i) a specified Performance Cap, which is the highest Performance Rate that we will credit or (ii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive. Any loss for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level. Your Contract Value will not be impacted by any loss up to the applicable Protection Level that you choose if you hold for the length of the term.
The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because of any adjustments associated with that withdrawal. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
1

If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
We hold all or a portion of the assets for Our obligations for the Indexed Account options in a non-registered, non-insulated Separate Account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Index-linked annuity contracts are complex insurance and investment vehicles. Investors should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that an Indexed Account option will always be available. Amounts paid to you from the Indexed Accounts are subject to our credit worthiness and claims paying ability.
There are risks associated with investing in the Indexed Accounts. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Indexed Terms that are reinvested, and this loss could be greater due to the imposition of Interest Rate Adjustments. Prior to the End Date of an Indexed Term, the value of your investment in the Indexed Segment is based on the Interim Value calculation and the Protection Levels will not be applicable. This means on any day prior to the End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Indexed Segment value could reflect lower gains or higher losses than on the End Date.
Refer to the Risk Factors section beginning on page 7 of this prospectus for more information.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Neither the SEC nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current Account Values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap and Performance Trigger Rate.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange-traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interest Rate Adjustment—An upward or downward adjustment that may be made on the Contract Value to amounts being withdrawn or surrendered and to Annuity Payouts prior to the Contract’s maturity date due to fluctuations in the market value of the investment instruments supporting the Segment.
Interim Value —Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation , annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an index over a specified period of
4

time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate — The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the index performance is zero or positive .
Protection Level —The portion of loss that the Company will absorb from any negative index performance. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
5

Summary of Questions Related to the Indexed Accounts
What are Indexed Accounts? The Indexed Accounts provide a return, in part, based on the performance of an Index you select. The return may be positive or negative and is called the Performance Rate. The Performance Rate is a rate of return for an Indexed Segment based on the performance of an Index over a period of time, adjusted for the Protection Level and subject to the Crediting Method. The Crediting Method and Protection Level chosen by the investor will not change for the duration of the Indexed Term. You may allocate all or a portion of your Purchase Payment into one or more Indexed Segments of Indexed Accounts. An Indexed Account is defined by the Index tracked, the length of the term, the Crediting Method, and the Protection Level. Each Indexed Segment has its own Indexed Term, Contract Value, Crediting Method , and Protection Level. Rates for each Indexed Segment are subject to a certain minimum or maximum which are guaranteed while your Contract is in effect. See Crediting Methods for the guaranteed rates for each Segment .
Indexed Accounts may offer different levels of downside protection which you should consider when determining which Indexed Account to choose. You should consider the length of time you want to invest in an Indexed Account as there are different term lengths. Shorter term options may provide you more flexibility. You should also consider the indices you want to track and the type of Crediting Method you want for an Indexed Segment.
At the end of an Indexed Term, new Indexed Segments will be available, and you may choose to reallocate the Segment Ending Value to any available Indexed Account. Your reallocation request must be received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method , Term, Index and Protection Level if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum or maximum rates . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection.
If you choose Secure Lock + SM and if your existing Indexed Segment will not reach the end of the Indexed Term at the end of the next Indexed Anniversary Date, you may reallocate the locked-in value to any available Indexed Account as long as the reallocation request is received on or prior to the Indexed Anniversary Date.
You will be notified up to 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods including the rates and Protection Levels will be available on your online account or by calling us at 1-877-737-6872, at least 5 business days in advance. To view the rates for the available Indexed Accounts , log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management.
What is the Index-Linked Separate Account? Assets supporting the Indexed Accounts are held in a non-insulated separate account established under Indiana insurance law. These assets are not insulated from the creditors of Lincoln Life. Therefore, the benefits provided under the Indexed Accounts are subject to the claims-paying ability of Lincoln Life.
What Indexes are currently available? The currently offered Indexes are:
•
S&P 500® Index
•
Capital Strength Net Fee IndexSM
•
First Trust American Leadership IndexTM
•
iShares ® MSCI ACWI ETF
What is the Interim Value? We calculate the Interim Value of your Indexed Segments each Valuation Date. This calculation is based on a formula and may not correspond to the current performance of the index you selected. This formula includes the value of derivatives at the time of the calculation of the Interim Value. The derivatives estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment. Your Contract Value for Indexed Segments during the Indexed Term will equal the Interim Value. This means that the Contract Value in the Segments available for withdrawals, surrenders, reallocations , annuitizations, and Death Benefit payments during an Indexed Term will be at the Interim Value. You may elect to lock the Interim Value of a Segment once each Contract Year during an Indexed Term . This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value on the Start Date.
Can the available Indexed Accounts and indices change over the life of the Contract? We reserve the right to add or withdraw Indexed Accounts at any time. See Discontinuation or Substitution of an Index. If you are invested in an Indexed Segment, it will not be withdrawn from your Contract until the end of the Indexed Term. There is no guarantee that an Indexed Account with the same Protection Level will be available or that a particular index will be available in the future. If an index is discontinued or substantially changed during an Indexed Term, we reserve the right to select an alternative index and we will notify you of such change. This may impact the calculation of your Segment Ending Value and your future Interim Value.
What is Secure Lock+SM? On any Valuation Date, excluding an Indexed Anniversary, between a term Start Date and term End Date, you may request to lock the Interim Value (“Secure Lock+SM”).
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The Interim Value as calculated at the end of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss.
Risk Factors
This section describes potential risks associated with the Contract.
Risks of Investing in the Indexed Accounts
1.
There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market index. You are responsible for all losses in excess of the Protection Level you choose. The Protection Level exists for the full term of the Indexed Segment. Each time you move into a new Indexed Segment, you may have a new Protection Level and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal.
2.
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
3.
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the index, which means that your return may be lower than if you had invested directly in a fund based on the applicable index. The Performance Trigger Rate applies for the full term on the Indexed Segment. Generally, Indexed Segments with greater Protection Levels, have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
4.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the index has increased during the calculation period. All withdrawals from the Indexed Segment, including Death Benefits paid during the Indexed Term, will be based on the Interim Value.
5.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
6.
We may change the index on a particular Indexed Account if the index is discontinued or if we feel the index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
7.
The available Indexed Accounts with applicable Crediting Methods and Protection Levels will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Levels, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
8.
The risks associated with the currently available indices are as follows:
•
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. Additional risks for specific indices are as follows:
•
S&P 500® Index: This index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
Capital Strength Net Fee IndexSM: This index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This index may not track other large cap indices.
7

•
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
iShares ® MSCI ACWI ETF: The securities and other assets in the underlying Index or in the portfolio of the ETF may under perform in comparison to the general financial markets, a particular financial market or other asset classes. there is no guarantee that the ETF investment results will have a high degree of correlation to these of the underlying Index or that it will achieve its investment objective. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.
9.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method , Term , Index, and Protection Level, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Segment Term because the rate may be different . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
10.
You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these indices would have.
11.
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
12.
You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per Contract Year and is irrevocable. Your locked-in value could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. Additionally, you assume the risk that your reset rate may not be known when you request a lock-in and the reset rate may be lower, significantly lower than the rate prior to the lock-in. Refer to the “ Secure Lock + SM ” section for additional details and examples.
13.
We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any Interest Rate Adjustment, may not be offset by gains as a result of positive performance of your investment selections.
14.
If the Contract is continued by a spouse or beneficiary after your death, the proceeds from the Guarantee of Principal Death Benefit that exceed the Contract Value when the claim is approved are held in a holding account until any withdrawal or surrender, or until the value is reallocated to an Indexed Account on the next available Indexed Anniversary Date. This means that the proceeds could remain in the holding account for up to a year. Amounts in the holding account do not earn interest or participate in the investment returns of the Indexed Accounts.
15.
Withdrawals, surrenders and Annuity Payouts, may be subject to an Interest Rate Adjustment. An Interest Rate Adjustment may be positive or negative, depending on changes in the market value of the investment instruments supporting the Segment. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instrument supporting the Segment falls and decreases Contract Value when the market value of the investment instruments supporting the Segment rise . A negative Interest Rate Adjustment could result in loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
General Risks
1.
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available. We do not guarantee that more than one Indexed Account option will always be available.
2.
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
3.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term investment horizon.
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4.
Your receipt of a Death Benefit over and above the amounts invested is based on the claims paying ability and credit worthiness of Lincoln Life.
5.
You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Also, an Interest Rate Adjustment may be applied to any withdrawal, surrender, or Annuity Payout. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
6.
You must obtain our approval for a Purchase Payment totaling $2 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same owner, joint owner, or annuitant.
7.
The deduction of advisory fees from a Segment will reduce the Crediting Base and may reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. See The Contracts – Advisory Fee Withdrawals.
8.
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, causing the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Investments of the Indexed Accounts
The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an index you select. This is the Performance Rate, and it may be positive or negative. An Indexed Account is defined by the index tracked, the length of the term, the Crediting Method and the Protection Level it provides.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment has its own:
•
Start Date
•
Crediting Base
•
Performance Rate
•
Performance Cap
•
Performance Trigger Rate
•
Contract Value
•
End Date
At this time, the available Indexed Accounts are:
Indexed Accounts with Performance Caps Rates:
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1-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap(1), 15% Protection
S&P 500® Cap, 100% Protection
Capital Strength Net Fee Index SM Cap (2) , 15% Protection
First Trust American Leadership Index TM Cap (3) , 15 % Protection
iShares ® MSCI ACWI ETF Cap (4) , 15% Protection
6-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap, 10% Protection
S&P 500® Cap, 20% Protection
Capital Strength Net Fee Index SM Cap , 10% Protection
Capital Strength Net Fee IndexSM Cap, 20% Protection
First Trust American Leadership IndexTM Cap, 10% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
Indexed Accounts with Performance Trigger Rates:
1-Year Performance Trigger Rate Indexed Accounts with Protection Level
S&P 500® Performance Trigger, 10% Protection

1 The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
2 Capital Strength Net Fee IndexSM. The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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3 The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
4 The iShares ® MSCI ACWI ETF are distributed by BlackRock Investments, LLC. iShares ® and BlackRock, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates ( “ BlackRock ” ) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to The Lincoln National Life Insurance Company for certain purposes. The Lincoln National Life Insurance Company products and services are not sponsored, endorsed, sold, or promoted by BlackRock and purchasers of such products do not acquire any interest in the iShares ® MSCI ACWI ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company or any member of the public regarding the availability of purchasing any product or service offered by The Lincoln National Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruption or use of the iShares ® MSCI ACWI ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any of The Lincoln National Life Insurance Company product or service offered by The Lincoln National Life Insurance Company.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 securities selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
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iShares ® MSCI ACWI ETF (ACWI). This exchange traded fund (ETF) gives broad exposure to a range of international developed and emerging market companies. It tracks the investment results of the MSCI ACWI index composed of large and mid capitalization equities. The closing value of this ETF is used as price return value (i.e. any dividends paid in the ETF are excluded when the values are used for calculating the Performance Rate).
The indices used are price indices and do not reflect dividends paid on the underlying stocks. If an index is discontinued or substantially changes (for example if an index sponsor announces that it will make a material change in the formula for or the method of calculating the index or in any other way materially modifies the index), we reserve the right to select an alternative index and we will notify the Contractowner of such changes. In selecting an alternative index we will attempt to approximate the performance of the original index in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution of an index is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the index in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the index, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
Indexed Term. The Indexed Term is the specified period of time of a particular Indexed Account. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year.
Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Levels. Different Crediting Methods and Protection Levels are available for your Indexed Account and are listed in the chart below. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. Please note: There are minimum guaranteed rates for the Performance Cap and Performance Trigger Rate.

These are the Crediting Methods available when the index performance is positive (or flat for the Performance Trigger Rate):
Performance Cap
• 1-Year Performance Cap (100% Protection only) – 0.10%
minimum rate
• 1-Year Performance Cap (excluding 100% Protection) – 1.00%
minimum rate
• 6-Year Performance Cap – 10.00% minimum rate
You receive all positive index performance up to the Performance Cap on the End Date.
Performance Trigger Rate • 1-Year Performance Trigger Rate – 1.00% minimum rate	You receive the Performance Trigger Rate, if the index performance is zero or positive on the End Date.

The downside protection method available when the index performance is negative:
Protection Level
The portion of loss that the Company will protect you from if the index performance is negative. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.

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Indexed Segments with Performance Caps. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. The Performance Cap may vary depending on the Death Benefit option, the index, the term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term.
For an Indexed Segment with Performance Caps, the Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
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Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is zero or positive. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Performance Trigger Rate may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
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Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts.
Protection Levels. The Protection Level is the portion of any negative index performance that will not impact your Contract Value if you hold until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account if you stayed invested until the End Date of the Segment.

Crediting Method Considerations. You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives.
•
If you choose an Indexed Segment with a Performance Cap, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual index performance. If the actual index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual index return.
Protection Level Considerations. You should choose a level of protection that is consistent with your risk tolerance and investment objectives.
•
If there is negative index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level , including the loss of any previously credited amount .
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Levels will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the value of the Segment Ending Value to any available Indexed Account or make a reallocation under the conditions as described under Secure Lock+ SM as long as the reallocation request is received on or before the Indexed Anniversary Date . We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same
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term, index, and Protection Level as the Indexed Segment in which they were previously invested and with the currently applicable Crediting Method ( including the rate) for the new Segment. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500 ® Cap, 100% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+ SM .
Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable Interest Rate Adjustments, premium tax or rider fees and charges, and Advisory Fee Withdrawals), annuitization or payment of a death claim for each day during an Indexed Term. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any index.
The specifics of the Interim Value calculation are in Appendix A of this prospectus.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+SM
On any Valuation Date, excluding an Indexed Anniversary Date, between a term Start Date and term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“ Secure Lock+ SM ”). The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Indexed Anniversary Date. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss of Indexed Account Value. If you have elected to lock - in and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in , you will not be able to take advantage of the increase that Contract Year .
A request to lock the Interim Value may be made before 4:00 p.m. EST (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Indexed Year Anniversary, prior to the term End Date; however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. EST (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date. You will not know the locked Interim Value until the next Valuation Date after your request took effect.
If you choose to lock the Interim Value of an Indexed Segment, you have two options as listed below:
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Lock-in and Reallocate: On the Indexed Anniversary Date immediately after the election of this Secure Lock+ SM , you may reallocate the locked Segment’s Interim Value to any eligible Indexed Account(s) available under the Contract. No Performance Rate is calculated and instead the locked Interim Value will be the value used to establish your new Indexed Segment. All locked Indexed Segment Interim Values are adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, rider fees and charges, and Advisory Fee Withdrawals. This option is only available during the first six Contract Years.
Reallocations will be made in accordance with your allocation instructions in effect at that time . If you do not provide us with reallocation instructions, we will reset the Segment on the Indexed Anniversary Date as described below.
Lock-in and Reset: On the Indexed Anniversary Date immediately after the election of this Secure Lock+SM (if this is not the End Date of the Segment), we will reset the crediting rate, beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, rider fees and charges and the Advisory Fee Withdrawals), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established on the Indexed Anniversary Date following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Indexed Anniversary Date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (adjusted by the dollar amount of any applicable withdrawals, Interest Rate Adjustments, taxes, riders fees and charges, and Advisory Fee Withdrawals).
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Indexed Anniversary Date unless you have elected to reallocate to another available Indexed Account. The reset crediting rate will be available online (or by phone) 5 days prior to the Indexed Anniversary Date. You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per indexed year during an Index Term and is irrevocable. Your locked-in value at the end of the term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+ SM feature and lock-in when the Interim Value is down. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are two examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $120,000
4/1/2026 The Contractowner decides to lock-in the $120,000 Interim Value
1/1/2027 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $90,000
4/1/2026 The Contractowner decides to lock-in the $90,000 Interim Value
1/1/2027 Crediting Base is reset to $90,000
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Additionally, you assume the risk that your reset rate may not be known when you request a lock-in, and the reset rate may be significantly lower than the rate prior to the lock-in.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing index for a comparable index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
•
An index is discontinued;
•
We are engaged in a contractual dispute with the index provider;
•
We determine that our use of an index should be discontinued because, for example, changes to the index make it impractical or expensive to purchase securities or derivatives to hedge the index;
•
There is a substantial change in the calculation of an index, resulting in significantly different values and performance; or
•
A legal reason we cannot offer the index.
Although we will attempt to choose a new index that has a similar investment objective and risk profile to the existing index, there is risk that the performance of the new index may not be as good as the performance of the existing index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. If we substitute an index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new index that has a similar investment objective and risk profile to the original index. The selection criteria for a suitable alternative index includes, but is not limited to, the following:
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There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the company to hedge crediting rates;
•
The index is recognized as a broad-based index for the relevant market;
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We can offer the same Crediting Method or Protection Level on the substitute index; and
•
The publisher of the index permits the use of the index in the Contract and other materials for a reasonable fee.
If we substitute an index during an Indexed Term, we will combine the return of the replaced index from the Indexed Start Date to the substitution date with the return of the new index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Level will not change due to the substitution of an index during the Indexed Term.
If an index is discontinued and a similar index cannot be found or if we cannot offer the same Crediting Method or Protection Level, the Indexed Segment will end and the Interim Value on the Valuation Date the index is discontinued will be used. Lincoln will automatically move the funds to another available Indexed Segment of your choosing, and the funds will not be eligible for allocation into an Indexed Account until the next Indexed Anniversary Date .
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Interest Rate Adjustment
Any amount being surrendered, withdrawn or annuitized may be subject to the Interest Rate Adjustment. The adjustment can be positive or negative. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instruments supporting the Segment fall and decreases Contract Value when the market value of the investment instruments supporting the Segment rise. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. When the market value of the investment instruments supporting the Segment rise, this could result in a loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
During the first six contract years, the Interest Rate Adjustment will apply on all surrenders, withdrawals in excess of 6% of Contract Value and Annuity Payouts taken prior to the Contract maturity date. After the first six contract years, the Interest Rate Adjustment will apply on surrenders from any Term (prior to the term End Date), withdrawals in excess of 6% of Contract Value (prior to the term End Date) and Annuity Payouts taken prior to the Contract maturity date.
Withdrawals, surrenders and Annuity Payouts (taken prior to the Contract maturity date), other than those taken or applied on the End Date of an Indexed Term, are subject to an Interest Rate Adjustment. The Interest Rate Adjustment will be applied after the deduction of any applicable Contract charges or fees. In general, the Interest Rate Adjustment also does not apply:
•
during the free look period (See Return Privilege).
•
to RMDs if they are on the Lincoln RMD program.
•
as a result of the death of the Contractowner or Annuitant.
•
to Annuity Payouts on the Contract maturity date.
The specifics of the Interest Rate Adjustment calculation are in Appendix B of this prospectus.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
The Contracts
Purchase of Contracts
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking Advisory Fee Withdrawals from your Contract Value.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, the Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or Purchase Payment to your financial professional, we will not begin processing your purchase order until we receive the application and Purchase Payment from your financial professional’s broker-dealer. While attempting to finish an incomplete application, we may hold the Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that
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identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. All deposits received by us within 30 days of the date your application is received by us will be considered your Purchase Payment. Any funds received after 30 days will be returned to you. If we choose to extend that time period, the 30-day rate hold period would expire and the rate currently in effect would apply. You can find the rates currently in effect at www.LFG.com/leveladvantage or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract can be issued on any business day. The Contract effective date will be the date on which money is first applied to the Indexed Accounts. The date this initial allocation occurs is the first date of the Indexed Term and the Indexed Anniversary Date. Allocations cannot be made on February 29 th . Your Contract will be issued, at the earlier of, when all expected funds are received or 30 days after the application was received by us. All deposits received within the 30-day period will be considered your Purchase Payment and will be available for investment when the Contract is issued. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts.
A rate hold is available for any deposit received within 30 days from the date your application is received at our Home Office. The rate hold will provide the rate for the Segment for your elected Indexed Accounts that were in effect on the date your application was received by us.
If the 30-day delay was chosen and the 30th day is not a business day, the initial indexed value for your Contract effective date will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
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Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Advisory Fee Withdrawals
You may elect to take withdrawals from your Contract to pay the advisory fees associated with your Fee-Based Financial Plan (Advisory Fee Withdrawals). Advisory Fee Withdrawals may not be available in all states, and certain advisory firms may not allow withdrawals to pay advisory fees, so please check with your financial professional.
Advisory Fee Withdrawals may not impact the value of your Death Benefit if certain criteria are met. See the Death Benefit section of this prospectus for more information. This Advisory Fee Withdrawal treatment may not be available in all states.
For example, if your Account Value is $100,000, and your annual Advisory Fee Withdrawals equal 1.00% of your Contract Value, your Advisory Fee is $1,000. Since your Advisory Fee Withdrawal percentage is under the Advisory Fee Withdrawal limit of 1.25%, your withdrawal will not be treated as a withdrawal, and there is no negative impact to the Death Benefit. If your annual Advisory Fee Withdrawals equal 1.30% of your Account Value, your Advisory Fee is $1,300. Since your Advisory Fee Withdrawal percentage is greater than the Advisory Fee Withdrawal limit of 1.25%, the percentage of total advisory fees that exceed 1.25% will be treated as a withdrawal and will reduce the Death Benefit.
Advisory Fee Withdrawals will not be treated as a distribution for federal tax purposes if certain conditions are met. See Federal Tax Matters – Payment of Investment Advisory Fees for more information. Regardless of how the Advisory Fee Withdrawal is treated for federal tax purposes, an Advisory Fee Withdrawal from the Contract will always reduce the Contract Value and Contract Value portion of the elected Death Benefit on a dollar for dollar basis.
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Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes and adjusted for an Interest Rate Adjustment at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from a Segment with a 100% Protection Level (if any);
3.
any Segment with a one-year term (if any);
4.
any Segment with a term greater than one year.
Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
When withdrawals are made from the Indexed Accounts, an amount equal to the Interim Value of the Segment is available for surrender or withdrawal. In addition, the Crediting Base for each individual Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Crediting Base. The following examples show how the Crediting Base is impacted by a withdrawal.
Example 1:
1/1/2023 Allocation to Segment = $80,000
1/1/2023 Crediting Base = $80,000
6/1/2023 Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any Interest Rate Adjustment)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Crediting Base = $64,000 (80% of $80,000)
Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Crediting Base
Example 2:
Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any Interest Rate Adjustment)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Crediting Base = $16,000 (100% of $16,000)
Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Crediting Base is not available for withdrawal or transfer.
There may be Interest Rate Adjustments associated with surrender of a Contract or withdrawal of Contract Value.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
 *
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.
 **
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit must be elected at issue and provides a Death Benefit equal to the greater of:
•
the Contract Value as of the Valuation Date we approve the payment of the claim; or
•
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
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For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (as adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
A charge is applied for the Guarantee of Principal Death Benefit for Contractowners who are age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender, annuitization, and at death. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Subject to state and broker-dealer approval, annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the sum of all Purchase Payments. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantee.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(s) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year – S&P 500® Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
Same-gender spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or any other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
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Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Services
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to Interest Rate Adjustments. Withdrawals from Indexed Accounts will be at Interim Value. See Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Risk Factors. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Fees Associated with Fee-Based Financial Plans. You have purchased this Contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your
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financial professional. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value (“Advisory Fee Withdrawal”), if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your financial professional. You may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an Advisory Fee Withdrawal. This AWS service may not be available through all broker-dealers.
Advisory Fee Withdrawals will be deducted proportionately from the Indexed Accounts in the following order:
•
any holding account; then
•
from the 100% Protection Indexed Account; then
•
from the other 1-year Indexed Accounts; and finally,
•
from the multi-year Indexed Accounts.
The AWS option is not available if you want the Advisory Fee Withdrawal to be deducted from a specific Indexed Account.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. Amounts transferred may be subject to an Interest Rate Adjustment. See Risk Factors – Risks Associated with Investing in the Indexed Accounts. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99 th birthday. Your financial professional may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options) . The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you
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do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, gender, or survival of any payee upon whose age, gender, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•
proof, satisfactory to us, of the death;
•
written authorization for payment; and
•
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
•
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your financial professional how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
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Compensation Paid to LFN. Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: financial professional training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN financial professionals and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN financial professionals who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN financial professionals and/or their managers qualify for such benefits. LFN financial professionals and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to financial professionals; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their financial professionals; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their financial professionals with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “ wholesalers ” , who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners . All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor
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about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•
An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
•
Your right to choose particular investments for a Contract must be limited.
•
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•
Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•
Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•
Contracts acquired by an estate of a decedent;
•
Certain qualified contracts;
•
Contracts purchased by employers upon the termination of certain qualified plans; and
•
Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend
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income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income. Surrender and reinstatement of your Contract will generally be taxed as a withdrawal.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees (“Advisory Fee Withdrawals”) paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity Contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your Contract if all the conditions mentioned above are satisfied.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•
If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•
If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
•
If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•
you receive on or after you reach 59½,
•
you receive because you became disabled (as defined in the Code),
•
you receive from an immediate annuity,
•
a Beneficiary receives on or after your death, or
•
you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income
30

exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Gender Spouses
In 2013, the U.S. Supreme Court held that same-gender spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•
Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•
Roth IRAs
•
Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•
SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•
401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•
403(a) plans (qualified annuity plans)
•
403(b) plans (public school system and tax-exempt organization annuity plans)
•
H.R. 10 or Keogh Plans (self-employed individual plans)
•
457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
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The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act (the “SECURE Act 2.0 ”) was enacted on December 29 , 2022 . The SECURE Act 2.0 made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023 . As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 72.
•
Further increasing the required beginning date measuring age to 75 by 2033.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•
Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•
Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•
Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•
Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•
Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is
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any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•
Distribution received on or after the Annuitant reaches 59½,
•
Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•
Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•
Distribution received as reimbursement for certain amounts paid for medical care, or
•
Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
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Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable Interest Rate Adjustments will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic
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and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on Form S-3 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement: it does not contain all of the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e. made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.
Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2021, and Lincoln Life’s quarterly report on Form 10-Q for the period ended March 31, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period ended June 30, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period that ended September 30, 2022 are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.
Independent Registered Public Accounting Firm
The consolidated financial statements of The Lincoln National Life Insurance Company (LNL) appearing in LNL’s Annual Report (Form 10-K) for the year ended December 31, 2021 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.
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Appendix A — Interim Value Calculation
Interim Value for Indexed Segment(s) with Performance Caps and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuate Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E – 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation;
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment;
If an election to lock and reset a Segment is exercised during a term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the term divided by the total days in the term.
If an election to lock and reset a Segment is exercised during the term:
E = the total days elapsed in the term since the most recent Valuation Date that the Segment was reset divided by the total days in the term. The total days in the term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + F), not to exceed (C x (1 + Performance Cap x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated;
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the total days elapsed in the Term divided by the total days in the Term;
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
Interim Value for Indexed Segment(s) with Performance Trigger Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (G x H)), where:
A-1

G = equal to zero when the percentage change in the Index Value is less than zero on the Valuation Date the Segment’s Interim Value is calculated. Otherwise, if the percentage change in the Index Value is greater than or equal to zero on the Valuation Date the Segment’s Interim Value is calculated, G is equal to the total days elapsed in the Term divided by the total days in the Term.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
G2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
G2 = the Index Value on the most recent Valuation Date that the Segment was reset.
H = the Performance Trigger Rate.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. This is meant to represent the fair value of the Crediting Base of a Segment with the value growing at a rate that results in the fixed income asset proxy to equal the Crediting Base on the End Date of the Segment. This value takes into consideration the ask price of the derivative asset proxy and the time elapsed in the Term.
2.
Derivative Asset Proxy. This is meant to represent the fair market value methodology we use to value the replicating portfolio of derivatives that support the Indexed Accounts.
For each Segment, we solely designate and value derivatives, each of which is tied to the performance of the index associated with the Segment and considers the Crediting Method and Protection Level of the Segment. These are used to estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment.
The valuation of the derivatives is based on standard, market consistent methodologies and inputs from recognized market data service providers. The methodology used to value these derivatives is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day. Additionally, inputs obtained from these outside market data service providers may vary over time based on market con ditions and changes in valuation standards.
If any of the values used to calculate the derivative asset proxy are delayed and prevent us from calculating the Interim Value on a particular Valuation Date, we will use the prior business day’s value to calculate the Interim Value.
The derivatives valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate or Spread Rate, as applicable.
C. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
D. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.

NOTE: Put option D will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with Performance Cap rates and Protection Levels, the replicating portfolio of derivatives is equal to: A minus
B minus D.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of derivatives is equal to: C minus
D.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated derivative that corresponds to that time remaining and (ii) the relationship between the strike price of that derivative and the level of the index at the time of the calculation.
A-2

This relationship is referred to as the “moneyness” of the derivative described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because derivatives on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date and moneyness of the designated derivative that we use in our calculations.
Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily avail able from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values we will use the prior business day’s values to calculate the Interim Value.
3.
Part 3 depends on the type of Crediting Method and places an upper limit on the performance crediting during the Indexed Term (“Interim Value limit”).
A-3

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(193)	$(192)	$(132)
A. Sum of 1 + 2	$803	$801	$748
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$803	$801	$748

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(24)	$(23)	$30
A. Sum of 1 + 2	$973	$971	$911
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$973	$971	$911

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$108	$209	$265
A. Sum of 1 + 2	$1,104	$1,203	$1,146
B. Interim Value limit	$1,090	$1,200	$1,200
Interim Value = minimum of A and B	$1,090	$1,200	$1,146

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$116	$406	$389
A. Sum of 1 + 2	$1,112	$1,400	$1,269
B. Interim Value limit	$1,090	$1,400	$1,209
Interim Value = minimum of A and B	$1,090	$1,400	$1,209

A-4

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$(26)	$(27)
A. Sum of 1 + 2	$958	$947
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$958	$947

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$35	$36
A. Sum of 1 + 2	$1,019	$1,010
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$100	$91
A. Sum of 1 + 2	$1,084	$1,065
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$111	$106
A. Sum of 1 + 2	$1,095	$1,080
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

A-5

Appendix B — Interest Rate Adjustment Calculation
The Interest Rate Adjustment equals:
(A) multiplied by ([(1+I) / (1+J)] N / 12-1), where:
During Contract Years 1 – 6,
A = is the portion of the Crediting Base associated with a withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment on the Contract Date. This Reference Rate is the same for all Indexed Segments for a given Indexed Account and Segment Start Date.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the end of the sixth Contract Year.
During Contract Years 7 and after,
A = is the portion of the Crediting Base associated with a Withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment at the beginning of an Indexed Term. This Reference Rate is different based on the Indexed Segment.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the End Date of the Indexed Term.
If any of the market observable yields used to support the contract are not published for a particular day, then we will use the yield on the last day it was published. If any of the market observable yields are not published for a time to maturity that matches the selected duration, then the yield may be interpolated between the yield for maturities that are published. Or, if any of the market observable yields are no longer available, or are discontinued, we will substitute another suitable method for determining this component of the Reference Rate.
The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Segment and will be administered in a uniform and non-discriminatory manner. We reserve the right to change the methodology at any time and at our sole discretion, but any methodology used to determine the Reference Rate will continue to maintain representation of the duration of investment instruments supporting the Segment.
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Lincoln Level Advantage 2SM Select Index-Linked Annuity Contracts
XX XX, 2023
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this Contract are index-linked amounts. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
This prospectus describes all material rights and obligations of annuity purchasers under the Contract.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, and under certain scenarios, this free look or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus and consult with your registered representative for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts , subject to any limitations described herein . Indexed Accounts are established for either 1-, 3-, or 6-year terms, and the return on these accounts at the end of the term is based in part on the performance of a specified Index. Any gain for each Indexed Segment at the end of a term depends on which Crediting Method you choose and is determined in part using (i) a specified Performance Cap, which is the highest Performance Rate that we will credit or (ii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive, which is deducted from positive index performance. Any loss for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level. Your Contract Value will not be impacted by any loss up to the applicable Protection Level that you choose if you hold for the length of the term.
The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because of the surrender charges , as applicable, and adjustments associated with that withdrawal. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the
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dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
We hold all or a portion of the assets for Our obligations for the Indexed Account options in a non-registered, non-insulated Separate Account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Index-linked annuity contracts are complex insurance and investment vehicles. Investors should speak with a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that an Indexed Account option will always be available. Amounts paid to you from the Indexed Accounts are subject to our credit worthiness and claims paying ability.
There are risks associated with investing in the Indexed Accounts. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Indexed Terms that are reinvested, and this loss could be greater due to the imposition of surrender charges and Interest Rate Adjustments. Prior to the End Date of an Indexed Term, the value of your investment in the Indexed Segment is based on the Interim Value calculation and the Protection Levels will not be applicable. This means on any day prior to the End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Indexed Segment value could reflect lower gains or higher losses than on the End Date.
Refer to the Risk Factors section beginning on page 7 of this prospectus for more information.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Neither the SEC nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
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3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current Account Values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, and Performance Trigger Rate.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange-traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particu lar day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interest Rate Adjustment—An upward or downward adjustment that may be made on the Contract Value to amounts being withdrawn or surrendered and to Annuity Payouts prior to the Contract’s maturity date due to fluctuations in the market value of the investment instruments supporting the Segment.
Interim Value —Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation , annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an index over a specified period of time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate — The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the index performance is zero or positive .
Protection Level —The portion of loss that the Company will absorb from any negative index performance. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
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Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Summary of Questions Related to the Indexed Accounts
What are Indexed Accounts? The Indexed Accounts provide a return, in part, based on the performance of an Index you select. The return may be positive or negative and is called the Performance Rate. The Performance Rate is a rate of return for an Indexed Segment based on the performance of an Index over a period of time, adjusted for the Protection Level and subject to the Crediting Method . The Crediting Method and Protection Level chosen by the investor will not change for the duration of the Indexed Term . You may allocate all or a portion of your Purchase Payment into one or more Indexed Segments of Indexed Accounts. An Indexed Account is defined by the Index tracked, the length of the term, the Crediting Method, and the Protection Level. Each Indexed Segment has its own Indexed Term, Contract Value, Crediting Method , and Protection Level. Rates for each Indexed Segment are subject to a certain minimum or maximum which are guaranteed while your Contract is in effect. See Crediting Methods for the guaranteed rates for each Segment .
Indexed Accounts may offer different levels of downside protection which you should consider when determining which Indexed Account to choose. You should consider the length of time you want to invest in an Indexed Account as there are different term lengths. Shorter term options may provide you more flexibility. You should also consider the indices you want to track and the type of Crediting Method you want for an Indexed Segment.
At the end of an Indexed Term, new Indexed Segments will be available, and you may choose to reallocate the Segment Ending Value to any available Indexed Account. Your reallocation request must be received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method , Term, Index and Protection Level if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum or maximum rates . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection.
If you choose Secure Lock + SM and if your existing Indexed Segment will not reach the end of the Indexed Term at the end of the next Indexed Anniversary Date, you may reallocate the locked-in value to any available Indexed Account as long as the reallocation request is received on or prior to the Indexed Anniversary Date.
You will be notified up to 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods including the rates and Protection Levels will be available on your online account or by calling us at 1-877-737-6872, at least 5 business days in advance. To view the rates for the available Indexed Accounts , log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management.
What is the Index-Linked Separate Account? Assets supporting the Indexed Accounts are held in a non-insulated separate account established under Indiana insurance law. These assets are not insulated from the creditors of Lincoln Life. Therefore, the benefits provided under the Indexed Accounts are subject to the claims-paying ability of Lincoln Life.
What Indexes are currently available? The currently offered Indexes are:
•
S&P 500® Index
•
Russell 2000® Price Return Index
•
Capital Strength Net Fee IndexSM
•
First Trust American Leadership IndexTM
•
iShares ® MSCI ACWI ETF
What is the Interim Value? We calculate the Interim Value of your Indexed Segments each Valuation Date. This calculation is based on a formula and may not correspond to the current performance of the index you selected. This formula includes the value of derivatives at the time of the calculation of the Interim Value. The derivatives estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment. Your Contract Value for Indexed Segments during the Indexed Term will equal the Interim Value. This means that the Contract Value in the Segments available for withdrawals, surrenders, reallocations , annuitizations, and Death Benefit payments during an Indexed Term will be at the Interim Value. You may elect to lock the Interim Value of a Segment once each Contract Year during an Indexed Term . This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value on the Start Date.
Can the available Indexed Accounts and indices change over the life of the Contract? We reserve the right to add or withdraw Indexed Accounts at any time. See Discontinuation or Substitution of an Index. If you are invested in an Indexed Segment, it will not be withdrawn from your Contract until the end of the Indexed Term. There is no guarantee that an Indexed Account with the same Protection Level will be available or that a particular index will be available in the future. If an index is discontinued or substantially changed during an Indexed Term, we reserve the right to select an alternative index and we will notify you of such change. This may impact the calculation of your Segment Ending Value and your future Interim Value.
What is Secure Lock+SM? On any Valuation Date, excluding an Indexed Anniversary, between a term Start Date and term End Date, you may request to lock the Interim Value (“Secure Lock+SM”).
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The Interim Value as calculated at the end of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss.
Risk Factors
This section describes potential risks associated with the Contract.
Risks of Investing in the Indexed Accounts
1.
There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market index. You are responsible for all losses in excess of the Protection Level you choose. The Protection Level exists for the full term of the Indexed Segment. Each time you move into a new Indexed Segment, you may have a new Protection Level and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal.
2.
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
3.
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the index, which means that your return may be lower than if you had invested directly in a fund based on the applicable index. The Performance Trigger Rate applies for the full term on the Indexed Segment. Generally, Indexed Segments with greater Protection Levels, have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
4.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the index has increased during the calculation period. All withdrawals from the Indexed Segment, including Death Benefits paid during the Indexed Term, will be based on the Interim Value.
5.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
6.
We may change the index on a particular Indexed Account if the index is discontinued or if we feel the index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
7.
The available Indexed Accounts with applicable Crediting Methods and Protection Levels will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Levels, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
8.
The risks associated with the currently available indices are as follows:
•
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. Additional risks for specific indices are as follows:
•
S&P 500® Index: This index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
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•
Capital Strength Net Fee IndexSM: This index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This index may not track other large cap indices.
•
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
iShares ® MSCI ACWI ETF: The securities and other assets in the underlying Index or in the portfolio of the ETF may under perform in comparison to the general financial markets, a particular financial market or other asset classes - there is no guarantee that the ETF investment results will have a high degree of correlation to these of the underlying Index or that it will achieve its investment objective. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.
9.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method , Term , Index, and Protection Level, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Segment Term because the rate may be different . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
10.
You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these indices would have.
11.
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
12.
You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per Contract Year and is irrevocable. Your locked-in value could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. Additionally, you assume the risk that your reset rate may not be known when you request a lock-in and the reset rate may be lower, significantly lower than the rate prior to the lock-in. Refer to the “ Secure Lock + SM ” section for additional details and examples.
13.
We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges or Interest Rate Adjustment, may not be offset by gains as a result of positive performance of your investment selections.
14.
If the Contract is continued by a spouse or beneficiary after your death, the proceeds from the Guarantee of Principal Death Benefit that exceed the Contract Value when the claim is approved are held in a holding account until any withdrawal or surrender, or until the value is reallocated to an Indexed Account on the next available Indexed Anniversary Date. This means that the proceeds could remain in the holding account for up to a year. Amounts in the holding account do not earn interest or participate in the investment returns of the Indexed Accounts. If you take a withdrawal from the holding account, a surrender charge may apply.
15.
Withdrawals, surrenders and Annuity Payouts, may be subject to an Interest Rate Adjustment. An Interest Rate Adjustment may be positive or negative, depending on changes in the market value of the investment instruments supporting the Segment. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instrument supporting the Segment falls and decreases Contract Value when the market value of the investment instruments supporting the Segment rise . A negative Interest Rate Adjustment could result in loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
General Risks
1.
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available. We do not guarantee that more than one Indexed Account option will always be available.
2.
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
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3.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term investment horizon.
4.
Your receipt of a Death Benefit over and above the amounts invested is based on the claims paying ability and credit worthiness of Lincoln Life.
5.
You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Also, an Interest Rate Adjustment may be applied to any withdrawal, surrender, or Annuity Payout. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
6.
You must obtain our approval for a Purchase Payment totaling $2 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same owner, joint owner, or annuitant.
7.
You may incur a surrender charge upon the surrender or withdrawal of Contract Value. An Interest Rate Adjustment may also apply. See Charges and Other Deductions – Surrender Charge and Interest Rate Adjustment.
8.
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, causing the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Investments of the Indexed Accounts
The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an index you select. This is the Performance Rate, and it may be positive or negative. An Indexed Account is defined by the index tracked, the length of the term, the Crediting Method and the Protection Level it provides.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment has its own:
•
Start Date
•
Crediting Base
•
Performance Rate
•
Performance Cap
•
Performance Trigger Rate
•
Contract Value
•
End Date
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At this time, the available Indexed Accounts are:
Indexed Accounts with Performance Caps Rates:
1-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap(1), 10% Protection
S&P 500® Cap, 15% Protection
S&P 500® Cap, 20% Protection
S&P 500® Cap, 100% Protection
Russell 2000® Cap(2), 10% Protection
Capital Strength Net Fee IndexSM Cap(3), 10% Protection
Capital Strength Net Fee Index SM Cap, 15 % Protection
Capital Strength Net Fee Index SM Cap, 20% Protection
First Trust American Leadership IndexTM Cap (4), 10% Protection
First Trust American Leadership IndexTM Cap, 15% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
iShares ® MSCI ACWI ETF Cap (5) , 10% Protection
iShares ® MSCI ACWI ETF Cap, 15% Protection
iShares ® MSCI ACWI ETF Cap, 20% Protection
6-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap, 10% Protection
S&P 500® Cap, 20% Protection
S&P 500® Cap, 30% Protection
Capital Strength Net Fee IndexSM Cap, 10% Protection
Capital Strength Net Fee Index SM Cap, 20 % Protection
First Trust American Leadership IndexTM Cap, 10% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
Indexed Accounts with Performance Trigger Rates:
1-Year Performance Trigger Rate Indexed Accounts with Protection Level
S&P 500® Performance Trigger, 10% Protection
S&P 500® Performance Trigger, 15% Protection

1 The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
2 The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or
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impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
3 Capital Strength Net Fee IndexSM. The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
4 The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
5 The iShares ® MSCI ACWI ETF are distributed by BlackRock Investments, LLC. iShares ® and BlackRock, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates ( “ BlackRock ” ) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to The Lincoln National Life Insurance Company for certain purposes. The Lincoln National Life Insurance Company products and services are not sponsored, endorsed, sold, or promoted by BlackRock and purchasers of such products do not acquire any interest in the iShares ® MSCI ACWI ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance
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Company or any member of the public regarding the availability of purchasing any product or service offered by The Lincoln National Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruption or use of the iShares ® MSCI ACWI ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any of The Lincoln National Life Insurance Company product or service offered by The Lincoln National Life Insurance Company.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 securities selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
iShares ® MSCI ACWI ETF (ACWI). This exchange traded fund (ETF) gives broad exposure to a range of international developed and emerging market companies. It tracks the investment results of the MSCI ACWI index composed of large and mid capitalization equities. The closing value of this ETF is used as price return value (i.e. any dividends paid in the ETF are excluded when the values are used for calculating the Performance Rate).
The indices used are price indices and do not reflect dividends paid on the underlying stocks. If an index is discontinued or substantially changes (for example if an index sponsor announces that it will make a material change in the formula for or the method of calculating the index or in any other way materially modifies the index), we reserve the right to select an alternative index and we will notify the Contractowner of such changes. In selecting an alternative index we will attempt to approximate the performance of the original index in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution of an index is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the index in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the index, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
Indexed Term. The Indexed Term is the specified period of time of a particular Indexed Account. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year.
Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Levels. Different Crediting Methods and Protection Levels are available for your Indexed Account and are listed in the chart below. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. Please note: There are minimum guaranteed rates for the Performance Cap and Performance Trigger Rate.
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These are the Crediting Methods available when the index performance is positive (or flat for the Performance Trigger Rate):
Performance Cap
• 1-Year Performance Cap (100% Protection only) – 0.10%
minimum rate
• 1-Year Performance Cap (excluding 100% Protection) – 1.00%
minimum rate
• 6-Year Performance Cap – 10.00% minimum rate
You receive all positive index performance up to the Performance Cap on the End Date.
Performance Trigger Rate • 1-Year Performance Trigger Rate – 1.00% minimum rate	You receive the Performance Trigger Rate, if the index performance is zero or positive on the End Date.

The downside protection method available when the index performance is negative:
Protection Level
The portion of loss that the Company will protect you from if the index performance is negative. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.

Indexed Segments with Performance Caps. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. The Performance Cap may vary depending on the Death Benefit option, the index, the term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term.
For an Indexed Segment with Performance Caps, the Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance
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Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is zero or positive. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Performance Trigger Rate may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance
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Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts.
Protection Levels. The Protection Level is the portion of any negative index performance that will not impact your Contract Value if you hold until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you.
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If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account if you stayed invested until the End Date of the Segment.

Crediting Method Considerations. You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives.
•
If you choose an Indexed Segment with a Performance Cap, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual index performance. If the actual index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual index return.
Protection Level Considerations. You should choose a level of protection that is consistent with your risk tolerance and investment objectives.
•
If there is negative index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level , including the loss of any previously credited amount .
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Levels will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the value of the Segment Ending Value to any available Indexed Account or make a reallocation under the conditions as described under Secure Lock+ SM as long as the reallocation request is received on or before the Indexed Anniversary Date . We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, index, and Protection Level as the Indexed Segment in which they were previously invested and with the currently applicable Crediting Method ( including the rate) for the new Segment. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500 ® Cap, 100% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+ SM .
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Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges), annuitization or payment of a death claim for each day during an Indexed Term. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any index.
The specifics of the Interim Value calculation are in Appendix A of this prospectus.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+SM
On any Valuation Date, excluding an Indexed Anniversary Date, between a term Start Date and term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“ Secure Lock+ SM ”). The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Indexed Anniversary Date. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss of Indexed Account Value. If you have elected to lock - in and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in , you will not be able to take advantage of the increase that Contract Year .
A request to lock the Interim Value may be made before 4:00 p.m. EST (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Indexed Year Anniversary, prior to the term End Date; however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. EST (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date. You will not know the locked Interim Value until the next Valuation Date after your request took effect.
If you choose to lock the Interim Value of an Indexed Segment, you have two options as listed below:
Lock-in and Reallocate: On the Indexed Anniversary Date immediately after the election of this Secure Lock+ SM , you may reallocate the locked Segment's Interim Value to any eligible Indexed Account(s) available under the Contract. No Performance Rate is calculated and instead the locked Interim Value will be the value used to establish your new Indexed Segment. All locked Indexed Segment Interim Values are adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges. This option is only available during the first six Contract Years.
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Reallocations will be made in accordance with your allocation instructions in effect at that time . If you do not provide us with reallocation instructions, we will reset the Segment on the Indexed Anniversary Date as described below.
Lock-in and Reset: On the Indexed Anniversary Date immediately after the election of this Secure Lock+SM (if this is not the End Date of the Segment), we will reset the crediting rate, beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established on the Indexed Anniversary Date following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Indexed Anniversary Date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, riders fees and charges).
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Indexed Anniversary Date unless you have elected to reallocate to another available Indexed Account. The reset crediting rate will be available online (or by phone) 5 days prior to the Indexed Anniversary Date. You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per indexed year during an Index Term and is irrevocable. Your locked-in value at the end of the term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+ SM feature and lock-in when the Interim Value is down. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are two examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $120,000
4/1/2026 The Contractowner decides to lock-in the $120,000 Interim Value
1/1/2027 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $90,000
4/1/2026 The Contractowner decides to lock-in the $90,000 Interim Value
1/1/2027 Crediting Base is reset to $90,000
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Additionally, you assume the risk that your reset rate may not be known when you request a lock-in, and the reset rate may be significantly lower than the rate prior to the lock-in.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing index for a comparable index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
•
An index is discontinued;
•
We are engaged in a contractual dispute with the index provider;
•
We determine that our use of an index should be discontinued because, for example, changes to the index make it impractical or expensive to purchase securities or derivatives to hedge the index;
•
There is a substantial change in the calculation of an index, resulting in significantly different values and performance; or
•
A legal reason we cannot offer the index.
Although we will attempt to choose a new index that has a similar investment objective and risk profile to the existing index, there is risk that the performance of the new index may not be as good as the performance of the existing index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. If we substitute an index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new index that has a similar investment objective and risk profile to the original index. The selection criteria for a suitable alternative index includes, but is not limited to, the following:
•
There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the company to hedge crediting rates;
•
The index is recognized as a broad-based index for the relevant market;
•
We can offer the same Crediting Method or Protection Level on the substitute index; and
•
The publisher of the index permits the use of the index in the Contract and other materials for a reasonable fee.
If we substitute an index during an Indexed Term, we will combine the return of the replaced index from the Indexed Start Date to the substitution date with the return of the new index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Level will not change due to the substitution of an index during the Indexed Term.
If an index is discontinued and a similar index cannot be found or if we cannot offer the same Crediting Method or Protection Level, the Indexed Segment will end and the Interim Value on the Valuation Date the index is discontinued will be used. Lincoln will automatically move the funds to another available Indexed Segment of your choosing, and the funds will not be eligible for allocation into an Indexed Account until the next Indexed Anniversary Date .
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Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
•
A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;
•
Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to 6% of the current Contract Value (this does not apply upon surrender of the Contract);
•
Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;
•
A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65 th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•
A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);
•
A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;
•
A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•
A surrender of the Contract as a result of the death of the Contractowner or Annuitant;
•
A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;
•
Periodic income payments made under any Annuity Payout option made available by us.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.
2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•
from the Purchase Payment until exhausted; then
•
from earnings until exhausted.
We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Interest Rate Adjustment
Any amount being surrendered, withdrawn or annuitized may be subject to the Interest Rate Adjustment. The adjustment can be positive or negative. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instruments supporting the Segment fall and decreases Contract Value when the market value of the investment instruments supporting the Segment rise. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment.
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When the market value of the investment instruments supporting the Segment rise, this could result in a loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
During the first six contract years, the Interest Rate Adjustment will apply on all surrenders, withdrawals in excess of 6% of Contract Value and Annuity Payouts taken prior to the Contract maturity date. After the first six contract years, the Interest Rate Adjustment will apply on surrenders from any Term (prior to the term End Date), withdrawals in excess of 6% of Contract Value (prior to the term End Date) and Annuity Payouts taken prior to the Contract maturity date.
Withdrawals, surrenders and Annuity Payouts (taken prior to the Contract maturity date), other than those taken or applied on the End Date of an Indexed Term, are subject to an Interest Rate Adjustment. The Interest Rate Adjustment will be applied after the deduction of any applicable Contract charges or fees. In general, the Interest Rate Adjustment also does not apply:
•
during the free look period (See Return Privilege).
•
to RMDs if they are on the Lincoln RMD program.
•
as a result of the death of the Contractowner or Annuitant.
•
to Annuity Payouts on the Contract maturity date.
The specifics of the Interest Rate Adjustment calculation are in Appendix B of this prospectus.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
The Contracts
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, the Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
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If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. All deposits received by us within 30 days of the date your application is received by us will be considered your Purchase Payment. Any funds received after 30 days will be returned to you. If we choose to extend that time period, the 30-day rate hold period would expire and the rate currently in effect would apply. You can find the rates currently in effect at www.LFG.com/leveladvantage or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract can be issued on any business day. The Contract effective date will be the date on which money is first applied to the Indexed Accounts. The date this initial allocation occurs is the first date of the Indexed Term and the Indexed Anniversary Date. Allocations cannot be made on February 29 th . Your Contract will be issued, at the earlier of, when all expected funds are received or 30 days after the application was received by us. All deposits received within the 30-day period will be considered your Purchase Payment and will be available for investment when the Contract is issued. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts.
A rate hold is available for any deposit received within 30 days from the date your application is received at our Home Office. The rate hold will provide the rate for the Segment for your elected Indexed Accounts that were in effect on the date your application was received by us.
If the 30-day delay was chosen and the 30th day is not a business day, the initial indexed value for your Contract effective date will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
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Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes and adjusted for an Interest Rate Adjustment at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from a Segment with a 100% Protection Level (if any);
3.
any Segment with a one-year term (if any);
4.
any Segment with a term greater than one year.
Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
When withdrawals are made from the Indexed Accounts, an amount equal to the Interim Value of the Segment is available for surrender or withdrawal. In addition, the Crediting Base for each individual Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Crediting Base. The following examples show how the Crediting Base is impacted by a withdrawal.
Example 1:
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1/1/2023 Allocation to Segment = $80,000
1/1/2023 Crediting Base = $80,000
6/1/2023 Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Crediting Base = $64,000 (80% of $80,000)
Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Crediting Base
Example 2:
Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Crediting Base = $16,000 (100% of $16,000)
Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Crediting Base is not available for withdrawal or transfer.
There may be surrender charges and Interest Rate Adjustments associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
 *
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.
 **
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
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You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit must be elected at issue and provides a Death Benefit equal to the greater of:
•
the Contract Value as of the Valuation Date we approve the payment of the claim; or
•
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (as adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
A charge is applied for the Guarantee of Principal Death Benefit for Contractowners who are age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender, annuitization, and at death. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
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General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(s) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year – S&P 500® Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
Same-gender spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or any other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
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The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and interest rate adjustments. Withdrawals from Indexed Accounts will be at Interim Value. See Charges and Other Deductions – Surrender Charge , Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Risk Factors. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. Amounts transferred may be subject to an Interest Rate Adjustment. See Risk Factors – Risks Associated with Investing in the Indexed Accounts. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99 th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options) . The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
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Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, gender, or survival of any payee upon whose age, gender, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•
proof, satisfactory to us, of the death;
•
written authorization for payment; and
•
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
•
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry
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Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of the Purchase Payment. LFN may elect to receive a lower commission when a Purchase Payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an
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annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•
An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
•
Your right to choose particular investments for a Contract must be limited.
•
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•
Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•
Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•
Contracts acquired by an estate of a decedent;
•
Certain qualified contracts;
•
Contracts purchased by employers upon the termination of certain qualified plans; and
•
Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
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Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income. Surrender and reinstatement of your Contract will generally be taxed as a withdrawal.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•
If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•
If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
•
If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
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•
you receive on or after you reach 59½,
•
you receive because you became disabled (as defined in the Code),
•
you receive from an immediate annuity,
•
a Beneficiary receives on or after your death, or
•
you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Gender Spouses
In 2013, the U.S. Supreme Court held that same-gender spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•
Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•
Roth IRAs
•
Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•
SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
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•
401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•
403(a) plans (qualified annuity plans)
•
403(b) plans (public school system and tax-exempt organization annuity plans)
•
H.R. 10 or Keogh Plans (self-employed individual plans)
•
457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act (the “SECURE Act 2.0 ”) was enacted on December 29 , 2022 . The SECURE Act 2.0 made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023 . As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 72.
•
Further increasing the required beginning date measuring age to 75 by 2033.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•
Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•
Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•
Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•
Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•
Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•
Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or
33

retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•
Distribution received on or after the Annuitant reaches 59½,
•
Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•
Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•
Distribution received as reimbursement for certain amounts paid for medical care, or
•
Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the
34

recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges or Interest Rate Adjustments will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
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State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on Form S-3 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement: it does not contain all of the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e. made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.
Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2021, and Lincoln Life’s quarterly report on Form 10-Q for the period ended March 31, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period ended June 30, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period that ended September 30, 2022 are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.
Independent Registered Public Accounting Firm
The consolidated financial statements of The Lincoln National Life Insurance Company (LNL) appearing in LNL’s Annual Report (Form 10-K) for the year ended December 31, 2021 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
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After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.
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Appendix A — Interim Value Calculation
Interim Value for Indexed Segment(s) with Performance Caps and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuate Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E – 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation;
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment;
If an election to lock and reset a Segment is exercised during a term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the term divided by the total days in the term.
If an election to lock and reset a Segment is exercised during the term:
E = the total days elapsed in the term since the most recent Valuation Date that the Segment was reset divided by the total days in the term. The total days in the term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + F), not to exceed (C x (1 + Performance Cap x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated;
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the total days elapsed in the Term divided by the total days in the Term;
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
Interim Value for Indexed Segment(s) with Performance Trigger Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (G x H)), where:
A-1

G = equal to zero when the percentage change in the Index Value is less than zero on the Valuation Date the Segment’s Interim Value is calculated. Otherwise, if the percentage change in the Index Value is greater than or equal to zero on the Valuation Date the Segment’s Interim Value is calculated, G is equal to the total days elapsed in the Term divided by the total days in the Term.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
G2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
G2 = the Index Value on the most recent Valuation Date that the Segment was reset.
H = the Performance Trigger Rate.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. This is meant to represent the fair value of the Crediting Base of a Segment with the value growing at a rate that results in the fixed income asset proxy to equal the Crediting Base on the End Date of the Segment. This value takes into consideration the ask price of the derivative asset proxy and the time elapsed in the Term.
2.
Derivative Asset Proxy. This is meant to represent the fair market value methodology we use to value the replicating portfolio of derivatives that support the Indexed Accounts.
For each Segment, we solely designate and value derivatives, each of which is tied to the performance of the index associated with the Segment and considers the Crediting Method and Protection Level of the Segment. These are used to estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment.
The valuation of the derivatives is based on standard, market consistent methodologies and inputs from recognized market data service providers. The methodology used to value these derivatives is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day. Additionally, inputs obtained from these outside market data service providers may vary over time based on market con ditions and changes in valuation standards.
If any of the values used to calculate the derivative asset proxy are delayed and prevent us from calculating the Interim Value on a particular Valuation Date, we will use the prior business day’s value to calculate the Interim Value.
The derivatives valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate, as applicable.
C. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
D. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.

NOTE: Put option D will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with Performance Cap rates and Protection Levels, the replicating portfolio of derivatives is equal to: A minus
B minus D.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of derivatives is equal to: C minus
D.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated derivative that corresponds to that time remaining and (ii) the relationship between the strike price of that derivative and the level of the index at the time of the calculation.
A-2

This relationship is referred to as the “moneyness” of the derivative described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because derivatives on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date and moneyness of the designated derivative that we use in our calculations.
Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily avail able from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values we will use the prior business day’s values to calculate the Interim Value.
3.
Part 3 depends on the type of Crediting Method and places an upper limit on the performance crediting during the Indexed Term (“Interim Value limit”).
A-3

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(193)	$(192)	$(132)
A. Sum of 1 + 2	$803	$801	$748
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$803	$801	$748

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(24)	$(23)	$30
A. Sum of 1 + 2	$973	$971	$911
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$973	$971	$911

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$108	$209	$265
A. Sum of 1 + 2	$1,104	$1,203	$1,146
B. Interim Value limit	$1,090	$1,200	$1,200
Interim Value = minimum of A and B	$1,090	$1,200	$1,146

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$116	$406	$389
A. Sum of 1 + 2	$1,112	$1,400	$1,269
B. Interim Value limit	$1,090	$1,400	$1,209
Interim Value = minimum of A and B	$1,090	$1,400	$1,209

A-4

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$(26)	$(27)
A. Sum of 1 + 2	$958	$947
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$958	$947

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$35	$36
A. Sum of 1 + 2	$1,019	$1,010
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$100	$91
A. Sum of 1 + 2	$1,084	$1,065
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$111	$106
A. Sum of 1 + 2	$1,095	$1,080
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

A-5

Appendix B — Interest Rate Adjustment Calculation
The Interest Rate Adjustment equals:
(A) multiplied by ([(1+I) / (1+J)] N / 12-1), where:
During Contract Years 1 – 6,
A = is the portion of the Crediting Base associated with a withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment on the Contract Date. This Reference Rate is the same for all Indexed Segments for a given Indexed Account and Segment Start Date.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the end of the sixth Contract Year.
During Contract Years 7 and after,
A = is the portion of the Crediting Base associated with a Withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment at the beginning of an Indexed Term. This Reference Rate is different based on the Indexed Segment.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the End Date of the Indexed Term.
If any of the market observable yields used to support the contract are not published for a particular day, then we will use the yield on the last day it was published. If any of the market observable yields are not published for a time to maturity that matches the selected duration, then the yield may be interpolated between the yield for maturities that are published. Or, if any of the market observable yields are no longer available, or are discontinued, we will substitute another suitable method for determining this component of the Reference Rate.
The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Segment and will be administered in a uniform and non-discriminatory manner. We reserve the right to change the methodology at any time and at our sole discretion, but any methodology used to determine the Reference Rate will continue to maintain representation of the duration of investment instruments supporting the Segment.
B-1

Lincoln Level Advantage 2SM Access Index-Linked Annuity Contracts
XX XX, 2023
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The benefits offered under this Contract are index-linked amounts. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
This prospectus describes all material rights and obligations of annuity purchasers under the Contract.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, and under certain scenarios, this free look or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus and consult with your registered representative for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts , subject to any limitations described herein . Indexed Accounts are established for either 1-, 3-, or 6-year terms, and the return on these accounts at the end of the term is based in part on the performance of a specified Index. Any gain for each Indexed Segment at the end of a term depends on which Crediting Method you choose and is determined in part using (i) a specified Performance Cap, which is the highest Performance Rate that we will credit (ii) a specified percentage of positive Index performance based on a Participation Rate, (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive or (iv) a Spread Rate, which is deducted from positive index performance. Any loss for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level. Your Contract Value will not be impacted by any loss up to the applicable Protection Level that you choose if you hold for the length of the term.
The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because of the surrender charges , as applicable, and adjustments associated with that withdrawal. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
We hold all or a portion of the assets for Our obligations for the Indexed Account options in a non-registered, non-insulated Separate Account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Index-linked annuity contracts are complex insurance and investment vehicles. Investors should speak with a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that an Indexed Account option will always be available. Amounts paid to you from the Indexed Accounts are subject to our credit worthiness and claims paying ability.
There are risks associated with investing in the Indexed Accounts. You may lose money, up to all or a significant amount of your principal investment and earnings from prior Indexed Terms that are reinvested, and this loss could be greater due to the imposition of surrender charges and Interest Rate Adjustments. Prior to the End Date of an Indexed Term, the value of your investment in the Indexed Segment is based on the Interim Value calculation and the Protection Levels will not be applicable. This means on any day prior to the End Date if you make a withdrawal, surrender or annuitize the Contract, or if the death benefit becomes payable, your Indexed Segment value could reflect lower gains or higher losses than on the End Date.
Refer to the Risk Factors section beginning on page 7 of this prospectus for more information.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Neither the SEC nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current Account Values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, and Spread Rate.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange-traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particu lar day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interest Rate Adjustment—An upward or downward adjustment that may be made on the Contract Value to amounts being withdrawn or surrendered and to Annuity Payouts prior to the Contract’s maturity date due to fluctuations in the market value of the investment instruments supporting the Segment.
Interim Value —Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation , annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participation Rate—The rate used to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an index over a specified period of time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate — The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the index performance is zero or positive .
Protection Level —The portion of loss that the Company will absorb from any negative index performance. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.

Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Spread Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Summary of Questions Related to the Indexed Accounts
What are Indexed Accounts? The Indexed Accounts provide a return, in part, based on the performance of an Index you select. The return may be positive or negative and is called the Performance Rate. The Performance Rate is a rate of return for an Indexed Segment based on the performance of an Index over a period of time, adjusted for the Protection Level and subject to the Crediting Method . The Crediting Method and Protection Level chosen by the investor will not change for the duration of the Indexed Term . You may allocate all or a portion of your Purchase Payment into one or more Indexed Segments of Indexed Accounts. An Indexed Account is defined by the Index tracked, the length of the term, the Crediting Method, and the Protection Level. Each Indexed Segment has its own Indexed Term, Contract Value, Crediting Method , and Protection Level. Rates for each Indexed Segment are subject to a certain minimum or maximum which are guaranteed while your Contract is in effect. See Crediting Methods for the guaranteed rates for each Segment .
Indexed Accounts may offer different levels of downside protection which you should consider when determining which Indexed Account to choose. You should consider the length of time you want to invest in an Indexed Account as there are different term lengths. Shorter term options may provide you more flexibility. You should also consider the indices you want to track and the type of Crediting Method you want for an Indexed Segment.
At the end of an Indexed Term, new Indexed Segments will be available, and you may choose to reallocate the Segment Ending Value to any available Indexed Account. Your reallocation request must be received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method , Term, Index and Protection Level if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum or maximum rates . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection.
If you choose Secure Lock + SM and if your existing Indexed Segment will not reach the end of the Indexed Term at the end of the next Indexed Anniversary Date, you may reallocate the locked-in value to any available Indexed Account as long as the reallocation request is received on or prior to the Indexed Anniversary Date.
You will be notified up to 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods including the rates and Protection Levels will be available on your online account or by calling us at 1-877-737-6872, at least 5 business days in advance. To view the rates for the available Indexed Accounts , log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management.
What is the Index-Linked Separate Account? Assets supporting the Indexed Accounts are held in a non-insulated separate account established under Indiana insurance law. These assets are not insulated from the creditors of Lincoln Life. Therefore, the benefits provided under the Indexed Accounts are subject to the claims-paying ability of Lincoln Life.
What Indexes are currently available? The currently offered Indexes are:
•
S&P 500® Index
•
Russell 2000® Price Return Index
•
Capital Strength Net Fee IndexSM
•
First Trust American Leadership IndexTM
•
iShares ® MSCI ACWI ETF
What is the Interim Value? We calculate the Interim Value of your Indexed Segments each Valuation Date. This calculation is based on a formula and may not correspond to the current performance of the index you selected. This formula includes the value of derivatives at the time of the calculation of the Interim Value. The derivatives estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment. Your Contract Value for Indexed Segments during the Indexed Term will equal the Interim Value. This means that the Contract Value in the Segments available for withdrawals, surrenders, reallocations , annuitizations, and Death Benefit payments during an Indexed Term will be at the Interim Value. You may elect to lock the Interim Value of a Segment once each Contract Year during an Indexed Term . This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value on the Start Date.
Can the available Indexed Accounts and indices change over the life of the Contract? We reserve the right to add or withdraw Indexed Accounts at any time. See Discontinuation or Substitution of an Index. If you are invested in an Indexed Segment, it will not be withdrawn from your Contract until the end of the Indexed Term. There is no guarantee that an Indexed Account with the same Protection Level will be available or that a particular index will be available in the future. If an index is discontinued or substantially changed during an Indexed Term, we reserve the right to select an alternative index and we will notify you of such change. This may impact the calculation of your Segment Ending Value and your future Interim Value.
What is Secure Lock+SM? On any Valuation Date, excluding an Indexed Anniversary, between a term Start Date and term End Date, you may request to lock the Interim Value (“Secure Lock+SM”).

The Interim Value as calculated at the end of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss.
Risk Factors
This section describes potential risks associated with the Contract.
Risks of Investing in the Indexed Accounts
1.
There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market index. You are responsible for all losses in excess of the Protection Level you choose. The Protection Level exists for the full term of the Indexed Segment. Each time you move into a new Indexed Segment, you may have a new Protection Level and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal.
2.
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
3.
Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. If the Participation Rate is less than 100%, the increase in your Segment Value will never reflect the entire corresponding performance in the applicable index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
4.
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the index, which means that your return may be lower than if you had invested directly in a fund based on the applicable index. The Performance Trigger Rate applies for the full term on the Indexed Segment. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
5.
Gains in your Indexed Segments are limited by any applicable Spread Rate. If the performance of the index is positive, the performance of the Indexed Account will be reduced by the Spread Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Spread Rate applies for the full term on the Indexed Segment. The Spread Rate may be higher for Contracts with the Guarantee of Principal Death Benefit. Spread Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times.
6.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the index has increased during the calculation period. All withdrawals from the Indexed Segment, including Death Benefits paid during the Indexed Term, will be based on the Interim Value.
7.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term.
8.
We may change the index on a particular Indexed Account if the index is discontinued or if we feel the index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
9.
The available Indexed Accounts with applicable Crediting Methods and Protection Levels will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Levels, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
10.
The risks associated with the currently available indices are as follows:
•
Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these indices, which means that the value of the indices can change dramatically over a short period of time in either direction. Additional risks for specific indices are as follows:
•
S&P 500® Index: This index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
•
Capital Strength Net Fee IndexSM: This index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This index may not track other large cap indices.
•
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
•
iShares ® MSCI ACWI ETF: The securities and other assets in the underlying Index or in the portfolio of the ETF may under perform in comparison to the general financial markets, a particular financial market or other asset classes - there is no guarantee that the ETF investment results will have a high degree of correlation to these of the underlying Index or that it will achieve its investment objective. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.
11.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method , Term , Index, and Protection Level, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Segment Term because the rate may be different . If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500 ® Cap, 100% Protection. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
12.
You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these indices would have.
13.
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
14.
You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per Contract Year and is irrevocable. Your locked-in value could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. Additionally, you assume the risk that your reset rate may not be known when you request a lock-in and the reset rate may be lower, significantly lower than the rate prior to the lock-in. Refer to the “ Secure Lock+ SM ” section for additional details and examples.
15.
We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges or Interest Rate Adjustment, may not be offset by gains as a result of positive performance of your investment selections.
16.
If the Contract is continued by a spouse or beneficiary after your death, the proceeds from the Guarantee of Principal Death Benefit that exceed the Contract Value when the claim is approved are held in a holding account until any withdrawal or surrender, or until the value is reallocated to an Indexed Account on the next available Indexed Anniversary Date. This means that the proceeds could remain in the holding account for up to a year. Amounts in the holding account do not earn interest or participate in the investment returns of the Indexed Accounts. If you take a withdrawal from the holding account, a surrender charge may apply.
17.
Withdrawals, surrenders and Annuity Payouts, may be subject to an Interest Rate Adjustment. An Interest Rate Adjustment may be positive or negative, depending on changes in the market value of the investment instruments supporting the Segment. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instrument supporting the Segment falls and decreases Contract Value when the market value of the investment instruments supporting the Segment rise . A negative Interest Rate Adjustment could result in loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
General Risks
1.
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available. We do not guarantee that more than one Indexed Account option will always be available.
2.
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
3.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term investment horizon.
4.
Your receipt of a Death Benefit over and above the amounts invested is based on the claims paying ability and credit worthiness of Lincoln Life.
5.
You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Also, an Interest Rate Adjustment may be applied to any withdrawal, surrender, or Annuity Payout. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
6.
You must obtain our approval for a Purchase Payment totaling $2 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same owner, joint owner, or annuitant.
7.
You may incur a surrender charge upon the surrender or withdrawal of Contract Value. An Interest Rate Adjustment may also apply. See Charges and Other Deductions – Surrender Charge and Interest Rate Adjustment.
8.
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, causing the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Investments of the Indexed Accounts
The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an index you select. This is the Performance Rate, and it may be positive or negative. An Indexed Account is defined by the index tracked, the length of the term, the Crediting Method and the Protection Level it provides.

You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment has its own:
•
Start Date
•
Crediting Base
•
Performance Rate
•
Performance Cap
•
Participation Rate
•
Spread Rate
•
Performance Trigger Rate
•
Contract Value
•
End Date
At this time, the available Indexed Accounts are:
Indexed Accounts with Performance Caps Rates:
1-Year Performance Cap Indexed Accounts with Protection Level
S&P 500® Cap(1), 10% Protection
S&P 500® Cap, 15% Protection
S&P 500® Cap, 20% Protection
S&P 500® Cap, 100% Protection
Russell 2000® Cap(2), 10% Protection
Capital Strength Net Fee IndexSM Cap(3), 10% Protection
Capital Strength Net Fee IndexSM Cap, 15% Protection
Capital Strength Net Fee IndexSM Cap, 20% Protection
First Trust American Leadership IndexTM Cap (4), 10% Protection
First Trust American Leadership IndexTM Cap, 15% Protection
First Trust American Leadership IndexTM Cap, 20% Protection
iShares ® MSCI ACWI ETF Cap (5) , 10% Protection
iShares ® MSCI ACWI ETF Cap, 15% Protection
iShares ® MSCI ACWI ETF Cap, 20% Protection
6-Year Performance Cap Indexed Accounts with Protection Level
S&P 500 ® Cap, 20 % Protection
S&P 500® Cap, 30% Protection
Capital Strength Net Fee Index SM Cap, 20 % Protection
First Trust American Leadership Index TM Cap, 20 % Protection
Indexed Accounts with Participation Rates:
3-Year Participation Rate Indexed Accounts with Protection Level
S&P 500® Participation, 10% Protection
Capital Strength Net Fee IndexSM Participation, 10% Protection
First Trust American Leadership IndexTM Participation, 10% Protection
6-Year Participation Rate Indexed Accounts with Protection Level
S&P 500 ® Participation, 10% Protection
Russell 2000 ® Participation, 10% Protection
Capital Strength Net Fee Index SM Participation, 10% Protection
First Trust American Leadership Index TM Participation, 10% Protection
Indexed Accounts with Spread Rates:
6-Year Spread Indexed Accounts with Protection Level
S&P 500® Spread, 15% Protection
Russell 2000® Spread, 15% Protection
Capital Strength Net Fee IndexSM Spread, 15% Protection
First Trust American Leadership IndexTM Spread, 15% Protection
Indexed Accounts with Performance Trigger Rates:
1-Year Performance Trigger Rate Indexed Accounts with Protection Level
S&P 500® Performance Trigger, 10% Protection
S&P 500® Performance Trigger, 15% Protection

1 The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
2 The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
3 Capital Strength Net Fee IndexSM. The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
4 The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
5 The iShares ® MSCI ACWI ETF are distributed by BlackRock Investments, LLC. iShares ® and BlackRock, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates ( “ BlackRock ” ) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to The Lincoln National Life Insurance Company for certain purposes. The Lincoln National Life Insurance Company products and services are not sponsored, endorsed, sold, or promoted by BlackRock and purchasers of such products do not acquire any interest in the iShares ® MSCI ACWI ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company or any member of the public regarding the availability of purchasing any product or service offered by The Lincoln National Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruption or use of the iShares ® MSCI ACWI ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any of The Lincoln National Life Insurance Company product or service offered by The Lincoln National Life Insurance Company.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 securities selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
iShares ® MSCI ACWI ETF (ACWI). This exchange traded fund (ETF) gives broad exposure to a range of international developed and emerging market companies. It tracks the investment results of the MSCI ACWI index composed of large and mid capitalization equities. The closing value of this ETF is used as price return value (i.e. any dividends paid in the ETF are excluded when the values are used for calculating the Performance Rate).
The indices used are price indices and do not reflect dividends paid on the underlying stocks. If an index is discontinued or substantially changes (for example if an index sponsor announces that it will make a material change in the formula for or the method of calculating the index or in any other way materially modifies the index), we reserve the right to select an alternative index and we will notify the Contractowner of such changes. In selecting an alternative index we will attempt to approximate the performance of the original index in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution of an index is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the index in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the index, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
Indexed Term. The Indexed Term is the specified period of time of a particular Indexed Account. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year.
Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Levels. Different Crediting Methods and Protection Levels are available for your Indexed Account and are listed in the chart below. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. Please note: There are minimum guaranteed rates for the Performance Cap, Participation Rate, and Performance Trigger Rate, as well as a maximum for the Spread Rate.

These are the Crediting Methods available when the index performance is positive (or flat for the Performance Trigger Rate):
Performance Cap
• 1-Year Performance Cap (100% Protection only) – 0.10%
minimum rate
• 1-Year Performance Cap (excluding 100% Protection) – 1.00%
minimum rate
• 6-Year Performance Cap – 10.00% minimum rate
You receive all positive index performance up to the Performance Cap on the End Date.
Participation Rate • 3-Year Participation Rate – 15.00% minimum rate • 6-Year Participation Rate – 15.00% minimum rate	You receive an amount equal to the Participation Rate times the positive index performance on the End Date.
Performance Trigger Rate • 1-Year Performance Trigger Rate – 1.00% minimum rate	You receive the Performance Trigger Rate, if the index performance is zero or positive on the End Date.
Spread Rate • 6-Year Spread Rate – 25.00% maximum rate	You receive an amount equal to the positive index performance minus the Spread Rate on the End Date.

The downside protection method available when the index performance is negative:
Protection Level
The portion of loss that the Company will protect you from if the index performance is negative. If the negative index performance is in excess of the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner.

Indexed Segments with Performance Caps. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. The Performance Cap may vary depending on the Death Benefit option, the index, the term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term.
For an Indexed Segment with Performance Caps, the Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Participation Rates. The Participation Rate represents the portion of the index performance that is reflected in the value of the Indexed Segment. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.

Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments With Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is zero or positive. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Performance Trigger Rate may vary depending on the Death Benefit option, the index, the Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate times the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Spread Rates. The Spread Rate is a rate for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the index return for the Indexed Term is positive. The Spread Rate is the portion of index performance that is deducted from the Performance Rate if the index return for the Indexed Term is positive. The Spread Rate will not change during the Indexed Term unless Secure Lock+SM is elected.
The Spread Rate may vary depending on the Death Benefit option that you select. The Spread Rate is declared at the beginning of the Indexed Term may differ from the Spread Rate(s) used for other Segments.
The initial Spread Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have higher Spread Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Spread Rate for each subsequent Indexed Term. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Spread Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.
If the percentage change of the Index Value is greater than the Spread Rate on the End Date, the Performance Rate equals the percentage change of the Index Value minus the Spread Rate. If the percentage change of the Index Value is positive and equal to or less than the Spread Rate, or zero on the End Date, the Performance Rate equals zero.
If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, to calculate the Interim Value and to calculate any Interest Rate Adjustment that may apply. This amount is not available for surrender, withdrawal, reallocation , annuitization or as a Death Benefit.
Depending on the market conditions, subsequent Spread Rates may be higher or lower than the initial Spread Rate. Subsequent Spread Rates may differ from the Spread Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Spread Rates on a basis that does not discriminate unfairly within any class of contracts.
Protection Levels. The Protection Level is the portion of any negative index performance that will not impact your Contract Value if you hold until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you.

If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account if you stayed invested until the End Date of the Segment.

Crediting Method Considerations. You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives.
•
If you choose an Indexed Segment with a Performance Cap, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual index performance. If the actual index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Participation Rate, and there is positive performance, the Performance Rate that we apply on the Indexed Segment End Date may be less than, equal to, or greater than the actual index return.
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If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual index return.
•
If you choose an Indexed Segment with a Spread Rate, and there is positive performance, the Performance Rate we apply on the Indexed Segment End Date may be less than the actual index performance. If the positive index performance is less than the Spread Rate, your return will be zero.
Protection Level Considerations. You should choose a level of protection that is consistent with your risk tolerance and investment objectives.
•
If there is negative index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level , including the loss of any previously credited amount .
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Levels will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at LincolnFinancial.com and select Account Reallocation under Account Management. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the value of the Segment Ending Value to any available Indexed Account or make a reallocation under the conditions as described under Secure Lock+ SM as long as the reallocation request is received on or before the Indexed Anniversary Date . We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, index, and Protection Level as the Indexed Segment in which they were previously invested and with the currently applicable Crediting Method ( including the rate) for the new Segment. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500 ® Cap, 100% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+ SM .

Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, Interest Rate Adjustments, premium tax or rider fees and charges), annuitization or payment of a death claim for each day during an Indexed Term. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any index.
The specifics of the Interim Value calculation are in Appendix A of this prospectus.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+SM
On any Valuation Date, excluding an Indexed Anniversary Date, between a term Start Date and term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“ Secure Lock+ SM ”). The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, a Secure Lock+ SM is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Indexed Anniversary Date. If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply and you assume all loss of Indexed Account Value. If you have elected to lock - in and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in , you will not be able to take advantage of the increase that Contract Year .
A request to lock the Interim Value may be made before 4:00 p.m. EST (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Indexed Year Anniversary, prior to the term End Date; however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. EST (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date. You will not know the locked Interim Value until the next Valuation Date after your request took effect.
If you choose to lock the Interim Value of an Indexed Segment, you have two options as listed below:
Lock-in and Reallocate: On the Indexed Anniversary Date immediately after the election of this Secure Lock+ SM , you may reallocate the locked Segment's Interim Value to any eligible Indexed Account(s) available under the Contract. No Performance Rate is calculated and instead the locked Interim Value will be the value used to establish your new Indexed Segment. All locked Indexed Segment Interim Values are adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges. This option is only available during the first six Contract Years.

Reallocations will be made in accordance with your allocation instructions in effect at that time . If you do not provide us with reallocation instructions, we will reset the Segment on the Indexed Anniversary Date as described below.
Lock-in and Reset: On the Indexed Anniversary Date immediately after the election of this Secure Lock+SM (if this is not the End Date of the Segment), we will reset the crediting rate, beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established on the Indexed Anniversary Date following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Indexed Anniversary Date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (adjusted by the dollar amount of any applicable withdrawals, surrender charges, Interest Rate Adjustments, taxes, riders fees and charges).
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Indexed Anniversary Date unless you have elected to reallocate to another available Indexed Account. The reset crediting rate will be available online (or by phone) 5 days prior to the Indexed Anniversary Date. You should carefully consider whether and when to elect a Secure Lock+ SM of your Interim Value. A lock-in may only be requested once per indexed year during an Index Term and is irrevocable. Your locked-in value at the end of the term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+ SM feature and lock-in when the Interim Value is down. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are two examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $120,000
4/1/2026 The Contractowner decides to lock-in the $120,000 Interim Value
1/1/2027 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2023 Crediting Base is $100,000
4/1/2026 Interim Value is $90,000
4/1/2026 The Contractowner decides to lock-in the $90,000 Interim Value
1/1/2027 Crediting Base is reset to $90,000

Additionally, you assume the risk that your reset rate may not be known when you request a lock-in, and the reset rate may be significantly lower than the rate prior to the lock-in.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing index for a comparable index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
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An index is discontinued;
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We are engaged in a contractual dispute with the index provider;
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We determine that our use of an index should be discontinued because, for example, changes to the index make it impractical or expensive to purchase securities or derivatives to hedge the index;
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There is a substantial change in the calculation of an index, resulting in significantly different values and performance; or
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A legal reason we cannot offer the index.
Although we will attempt to choose a new index that has a similar investment objective and risk profile to the existing index, there is risk that the performance of the new index may not be as good as the performance of the existing index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. If we substitute an index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new index that has a similar investment objective and risk profile to the original index. The selection criteria for a suitable alternative index includes, but is not limited to, the following:
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There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the company to hedge crediting rates;
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The index is recognized as a broad-based index for the relevant market;
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We can offer the same Crediting Method or Protection Level on the substitute index; and
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The publisher of the index permits the use of the index in the Contract and other materials for a reasonable fee.
If we substitute an index during an Indexed Term, we will combine the return of the replaced index from the Indexed Start Date to the substitution date with the return of the new index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Level will not change due to the substitution of an index during the Indexed Term.
If an index is discontinued and a similar index cannot be found or if we cannot offer the same Crediting Method or Protection Level, the Indexed Segment will end and the Interim Value on the Valuation Date the index is discontinued will be used. Lincoln will automatically move the funds to another available Indexed Segment of your choosing, and the funds will not be eligible for allocation into an Indexed Account until the next Indexed Anniversary Date .

Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
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A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;
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Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to 6% of the current Contract Value (this does not apply upon surrender of the Contract);
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Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;
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A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65 th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
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A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);
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A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;
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A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
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A surrender of the Contract as a result of the death of the Contractowner or Annuitant;
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A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;
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Periodic income payments made under any Annuity Payout option made available by us.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.
2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
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from the Purchase Payment until exhausted; then
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from earnings until exhausted.
We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Interest Rate Adjustment
Any amount being surrendered, withdrawn or annuitized may be subject to the Interest Rate Adjustment. The adjustment can be positive or negative. In general, the Interest Rate Adjustment increases Contract Value when the market value of the investment instruments supporting the Segment fall and decreases Contract Value when the market value of the investment instruments supporting the Segment rise. You bear the risk associated with changes in the market value of the investment instruments supporting the Segment.

When the market value of the investment instruments supporting the Segment rise, this could result in a loss of principal, and these losses could be significant. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
During the first six contract years, the Interest Rate Adjustment will apply on all surrenders, withdrawals in excess of 6% of Contract Value and Annuity Payouts taken prior to the Contract maturity date. After the first six contract years, the Interest Rate Adjustment will apply on surrenders from any Term (prior to the term End Date), withdrawals in excess of 6% of Contract Value (prior to the term End Date) and Annuity Payouts taken prior to the Contract maturity date.
Withdrawals, surrenders and Annuity Payouts (taken prior to the Contract maturity date), other than those taken or applied on the End Date of an Indexed Term, are subject to an Interest Rate Adjustment. The Interest Rate Adjustment will be applied after the deduction of any applicable Contract charges or fees. In general, the Interest Rate Adjustment also does not apply:
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during the free look period (See Return Privilege).
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to RMDs if they are on the Lincoln RMD program.
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as a result of the death of the Contractowner or Annuitant.
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to Annuity Payouts on the Contract maturity date.
The specifics of the Interest Rate Adjustment calculation are in Appendix B of this prospectus.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
The Contracts
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, the Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. All deposits received by us within 30 days of the date your application is received by us will be considered your Purchase Payment. Any funds received after 30 days will be returned to you. If we choose to extend that time period, the 30-day rate hold period would expire and the rate currently in effect would apply. You can find the rates currently in effect at www.LFG.com/leveladvantage or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract can be issued on any business day. The Contract effective date will be the date on which money is first applied to the Indexed Accounts. The date this initial allocation occurs is the first date of the Indexed Term and the Indexed Anniversary Date. Allocations cannot be made on February 29 th . Your Contract will be issued, at the earlier of, when all expected funds are received or 30 days after the application was received by us. All deposits received within the 30-day period will be considered your Purchase Payment and will be available for investment when the Contract is issued. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts.
A rate hold is available for any deposit received within 30 days from the date your application is received at our Home Office. The rate hold will provide the rate for the Segment for your elected Indexed Accounts that were in effect on the date your application was received by us.
If the 30-day delay was chosen and the 30th day is not a business day, the initial indexed value for your Contract effective date will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes and adjusted for an Interest Rate Adjustment at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from a Segment with a 100% Protection Level (if any);
3.
any Segment with a one-year term (if any);
4.
any Segment with a term greater than one year.
Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
When withdrawals are made from the Indexed Accounts, an amount equal to the Interim Value of the Segment is available for surrender or withdrawal. In addition, the Crediting Base for each individual Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Crediting Base. The following examples show how the Crediting Base is impacted by a withdrawal.
Example 1:

1/1/2023 Allocation to Segment = $80,000
1/1/2023 Crediting Base = $80,000
6/1/2023 Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Crediting Base = $64,000 (80% of $80,000)
Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Crediting Base
Example 2:
Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge and Interest Rate Adjustment)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Crediting Base = $16,000 (100% of $16,000)
Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Crediting Base is not available for withdrawal or transfer.
There may be surrender charges and Interest Rate Adjustments associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
 *
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.
 **
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit must be elected at issue and provides a Death Benefit equal to the greater of:
•
the Contract Value as of the Valuation Date we approve the payment of the claim; or
•
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (as adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
A charge is applied for the Guarantee of Principal Death Benefit for Contractowners who are age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender, annuitization, and at death. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.

General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(s) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year – S&P 500® Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
Same-gender spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or any other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and interest rate adjustments. Withdrawals from Indexed Accounts will be at Interim Value. See Charges and Other Deductions – Surrender Charge , Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Risk Factors. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. Amounts transferred may be subject to an Interest Rate Adjustment. See Risk Factors – Risks Associated with Investing in the Indexed Accounts. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99 th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options) . The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, gender, or survival of any payee upon whose age, gender, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•
proof, satisfactory to us, of the death;
•
written authorization for payment; and
•
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
•
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry

Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of the Purchase Payment. LFN may elect to receive a lower commission when a Purchase Payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
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An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
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Your right to choose particular investments for a Contract must be limited.
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The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
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Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
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Contracts acquired by an estate of a decedent;
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Certain qualified contracts;
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Contracts purchased by employers upon the termination of certain qualified plans; and
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Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.

Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income. Surrender and reinstatement of your Contract will generally be taxed as a withdrawal.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

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you receive on or after you reach 59½,
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you receive because you became disabled (as defined in the Code),
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you receive from an immediate annuity,
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a Beneficiary receives on or after your death, or
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you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Gender Spouses
In 2013, the U.S. Supreme Court held that same-gender spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)
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Roth IRAs
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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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403(a) plans (qualified annuity plans)
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403(b) plans (public school system and tax-exempt organization annuity plans)
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H.R. 10 or Keogh Plans (self-employed individual plans)
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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0 ) Act (the “SECURE Act 2.0 ”) was enacted on December 29 , 2022 . The SECURE Act 2.0 made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023 . As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which the participant or IRA owner reaches age 72.
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Further increasing the required beginning date measuring age to 75 by 2033.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
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Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,
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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
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Distribution received as reimbursement for certain amounts paid for medical care, or
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Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges or Interest Rate Adjustments will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.

State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on Form S-3 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement: it does not contain all of the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e. made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.
Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2021, and Lincoln Life’s quarterly report on Form 10-Q for the period ended March 31, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period ended June 30, 2022 and Lincoln Life’s quarterly report on Form 10-Q for the period that ended September 30, 2022 are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.
Independent Registered Public Accounting Firm
The consolidated financial statements of The Lincoln National Life Insurance Company (LNL) appearing in LNL’s Annual Report (Form 10-K) for the year ended December 31, 2021 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

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Appendix A — Interim Value Calculation
Interim Value for Indexed Segment(s) with Performance Caps and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuate Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E – 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation;
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment;
If an election to lock and reset a Segment is exercised during a term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the term divided by the total days in the term.
If an election to lock and reset a Segment is exercised during the term:
E = the total days elapsed in the term since the most recent Valuation Date that the Segment was reset divided by the total days in the term. The total days in the term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + F), not to exceed (C x (1 + Performance Cap x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated;
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the total days elapsed in the Term divided by the total days in the Term;
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
Interim Value for Indexed Segment(s) with Performance Trigger Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (G x H)), where:

G = equal to zero when the percentage change in the Index Value is less than zero on the Valuation Date the Segment’s Interim Value is calculated. Otherwise, if the percentage change in the Index Value is greater than or equal to zero on the Valuation Date the Segment’s Interim Value is calculated, G is equal to the total days elapsed in the Term divided by the total days in the Term.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
G2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (G1) divided by (G2), where:
G1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
G2 = the Index Value on the most recent Valuation Date that the Segment was reset.
H = the Performance Trigger Rate.
Interim Value for Indexed Segment(s) with Participation Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:
(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))] where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (F x G)), where:
F = the greater of zero, or the percentage change in the Index Value on the Valuation Date the Segment’s Interim Value is calculated.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
F2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during its Term, the percentage change in the Index Value is calculated by (F1) divided by (F2), where:
F1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
F2 = the Index Value on the most recent Valuation Date that the Segment was reset.
G = the proportional Participation Rate for the Segment, where if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate minus 1) multiplied by the (total number of days elapsed in the Term divided by the total number of days in the Term); or
(b) less than or equal to 100%, the proportional Participation Rate is the actual Participation Rate of the Segment.
If an election to lock and reset a Segment is exercised during the Term, if the Participation Rate is:
(a) greater than 100%, the proportional Participation Rate is determined as the sum of 1 and (the Participation Rate on the most recent Valuation Date that the Segment was reset minus 1) multiplied by the (total number of days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term). The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term; or
(b) less than or equal to 100%, the proportional Participation Rate is the Participation Rate of the Segment on the most recent Valuation Date the Segment was reset.
Interim Value for Indexed Segment(s) with Spread Rates and Protection Level
The Interim Value of a Segment is equal to the sum of (1) and (2), not to exceed (3), where:

(1) is the value of the fixed income asset proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment as C x [1 + (D x (E - 1))], where:
C = the Crediting Base of the Segment on the Valuation Date of the calculation.
D = the ask price of the derivative asset proxy as a percentage of the Crediting Base on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during a Term:
D = the ask price of the derivative asset proxy on the most recent Valuation Date that the Segment was reset as a percentage of the Crediting Base.
E = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
E = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
(2) is the fair value of the derivative asset proxy, determined solely by Us, on any Valuation Date that the Interim Value is calculated for a Segment.
(3) is C x (1 + (F x G)), not to exceed C x (1 + H), where:
F = the minimum of 999% minus the Spread Rate, or 999%.
If an election to lock and reset a Segment is exercised during the Term:
F = the minimum of 999% minus the Spread Rate on the most recent Valuation Date that the Segment was reset, or 999%.
G = the total days elapsed in the Term divided by the total days in the Term.
If an election to lock and reset a Segment is exercised during the Term:
G = the total days elapsed in the Term since the most recent Valuation Date that the Segment was reset divided by the total days in the Term. The total days in the Term is measured from the most recent Valuation Date that the Segment was reset to the End Date of the Term.
H = the greater of zero, or the percentage change of the Index Value on the Valuation Date the Segment’s Interim Value is calculated minus the Spread Rate.
This percentage change in the Index Value equals the percentage increase or decrease in the Index Value calculated by (H1) divided by (H2), where:
H1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the Start Date.
H2 = the Index Value on the Start Date.
If an election to lock and reset a Segment is exercised during the Term, the percentage change in the Index Value is calculated by (H1) divided by (H2), where:
H1 = the Index Value as of the Valuation Date that the Index Value was last published, minus the Index Value on the most recent Valuation Date that the Segment was reset.
H2 = the Index Value on the most recent Valuation Date that the Segment was reset.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. This is meant to represent the fair value of the Crediting Base of a Segment with the value growing at a rate that results in the fixed income asset proxy to equal the Crediting Base on the End Date of the Segment. This value takes into consideration the ask price of the derivative asset proxy and the time elapsed in the Term.
2.
Derivative Asset Proxy. This is meant to represent the fair market value methodology we use to value the replicating portfolio of derivatives that support the Indexed Accounts.
For each Segment, we solely designate and value derivatives, each of which is tied to the performance of the index associated with the Segment and considers the Crediting Method and Protection Level of the Segment. These are used to estimate the gain or loss on the market value of the derivative portfolio replicating the Segment on a given Valuation Date and considers the cost of exiting the portfolio prior to the End Date of the Segment.
The valuation of the derivatives is based on standard, market consistent methodologies and inputs from recognized market data service providers. The methodology used to value these derivatives is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day. Additionally, inputs obtained from these outside market data service providers may vary over time based on market con ditions and changes in valuation standards.
If any of the values used to calculate the derivative asset proxy are delayed and prevent us from calculating the Interim Value on a particular Valuation Date, we will use the prior business day’s value to calculate the Interim Value.
The derivatives valued for each Indexed Account type are as follows:

A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate or Spread Rate, as applicable.
C. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
D. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.

NOTE: Put option D will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with Performance Cap rates and Protection Levels, the replicating portfolio of derivatives is equal to: A minus
B minus D.
For each Segment with a Participation Rate and Protection Levels, the replicating portfolio of derivatives is equal to: A multiplied by the Participation Rate minus D.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of derivatives is equal to: C minus
D.
For each Segment with a Spread Rate and Protection Levels, the replicating portfolio of derivatives is equal to: B minus D.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated derivative that corresponds to that time remaining and (ii) the relationship between the strike price of that derivative and the level of the index at the time of the calculation.
This relationship is referred to as the “moneyness” of the derivative described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because derivatives on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date and moneyness of the designated derivative that we use in our calculations.
Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily avail able from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values we will use the prior business day’s values to calculate the Interim Value.
3.
Part 3 depends on the type of Crediting Method and places an upper limit on the performance crediting during the Indexed Term (“Interim Value limit”).

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(193)	$(192)	$(132)
A. Sum of 1 + 2	$803	$801	$748
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$803	$801	$748

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$(24)	$(23)	$30
A. Sum of 1 + 2	$973	$971	$911
B. Interim Value limit	$1,000	$1,000	$1,000
Interim Value = minimum of A and B	$973	$971	$911

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$108	$209	$265
A. Sum of 1 + 2	$1,104	$1,203	$1,146
B. Interim Value limit	$1,090	$1,200	$1,200
Interim Value = minimum of A and B	$1,090	$1,200	$1,146

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$996	$994	$880
2. Fair value of derivative asset proxy	$116	$406	$389
A. Sum of 1 + 2	$1,112	$1,400	$1,269
B. Interim Value limit	$1,090	$1,400	$1,209
Interim Value = minimum of A and B	$1,090	$1,400	$1,209

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(193)	$(164)
A. Sum of 1 + 2	$798	$768
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$798	$768

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$(23)	$(17)
A. Sum of 1 + 2	$967	$916
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$967	$916

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$209	$251
A. Sum of 1 + 2	$1,199	$1,183
B. Interim Value limit	$1,200	$1,200
Interim Value = minimum of A and B	$1,199	$1,183

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$990	$932
2. Fair value of derivative asset proxy	$406	$436
A. Sum of 1 + 2	$1,397	$1,369
B. Interim Value limit	$1,400	$1,400
Interim Value = minimum of A and B	$1,397	$1,369

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$(26)	$(27)
A. Sum of 1 + 2	$958	$947
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$958	$947

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$35	$36
A. Sum of 1 + 2	$1,019	$1,010
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$100	$91
A. Sum of 1 + 2	$1,084	$1,065
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$984	$974
2. Fair value of derivative asset proxy	$111	$106
A. Sum of 1 + 2	$1,095	$1,080
B. Interim Value limit	$1,073	$1,042
Interim Value = minimum of A and B	$1,073	$1,042

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Spread Rates and Protection Levels.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	60	12
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Spread Rate	1%	1%
Months to End Date	12	60

Change in Index Value is -20%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$963
2. Fair value of derivative asset proxy	$(59)	$(39)
A. Sum of 1 + 2	$913	$817
B. Interim Value limit	$1,000	$1,000
Interim Value = Minimum of A and B	$913	$817

Change in Index Value is -5%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$37	$80
A. Sum of 1 + 2	$1,008	$936
B. Interim Value limit	$1,000	$1,000
Interim Value = minimum of A and B	$1,000	$936

Change in Index Value is 60%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$624	$645
A. Sum of 1 + 2	$1,595	$1,501
B. Interim Value limit	$1,590	$1,590
Interim Value = minimum of A and B	$1,590	$1,501

Change in Index Value is 100%	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$971	$856
2. Fair value of derivative asset proxy	$1,016	$1,006
A. Sum of 1 + 2	$1,987	$1,862
B. Interim Value limit	$1,990	$1,990
Interim Value = minimum of A and B	$1,987	$1,862

Appendix B — Interest Rate Adjustment Calculation
The Interest Rate Adjustment equals:
(A) multiplied by ([(1+I) / (1+J)] N / 12-1), where:
During Contract Years 1 – 6,
A = is the portion of the Crediting Base associated with a withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment on the Contract Date. This Reference Rate is the same for all Indexed Segments for a given Indexed Account and Segment Start Date.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the end of the sixth Contract Year.
During Contract Years 7 and after,
A = is the portion of the Crediting Base associated with a Withdrawal at the time the Interest Rate Adjustment is applied. In the event of a Surrender or an annuitization prior to the Contract maturity date, A is the entire Crediting Base at the time the Interest Rate Adjustment is applied.
I = is the Reference Rate that applies to the Segment at the beginning of an Indexed Term. This Reference Rate is different based on the Indexed Segment.
J = is the Reference Rate that applies to the Segment on the date of the withdrawal, surrender or an annuitization prior to the Contract maturity date.
N = is the number of full months remaining from the date of withdrawal, surrender or an annuitization prior to the Contract maturity date, until the End Date of the Indexed Term.
If any of the market observable yields used to support the contract are not published for a particular day, then we will use the yield on the last day it was published. If any of the market observable yields are not published for a time to maturity that matches the selected duration, then the yield may be interpolated between the yield for maturities that are published. Or, if any of the market observable yields are no longer available, or are discontinued, we will substitute another suitable method for determining this component of the Reference Rate.
The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Segment and will be administered in a uniform and non-discriminatory manner. We reserve the right to change the methodology at any time and at our sole discretion, but any methodology used to determine the Reference Rate will continue to maintain representation of the duration of investment instruments supporting the Segment.
B-1

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The estimated expenses for the issuance and distribution of the contracts described in the prospectus are as follows:
Accountant’s Fees & Expenses:	$ 40,000
Legal Fees & Expenses:	$115,000
Printing Fees & Expenses:	$ 60,000
Registration Fees:	$1,796,063
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS
Our Amended and Restated Bylaws, pursuant to authority contained in the Indiana Business Corporation Law and the Indiana Insurance Law, respectively, provide for the indemnification of our officers, directors and employees against the following:
•
reasonable expenses (including attorneys’ fees) incurred in connection with the defense of any action, suit or proceeding to which they are made or threatened to be made parties (including those brought by, or on behalf of, us) if they are successful on the merits or otherwise in the defense of such proceeding.
•
reasonable costs of judgments, settlements, penalties, fines and reasonable expenses (including attorneys’ fees) incurred with respect to any action, suit or proceeding, if the person’s conduct was in good faith and the person reasonably believed that his/her conduct was in our best interest. In the case of a criminal proceeding, the person must also have reasonable cause to believe his/her conduct was lawful or have no reasonable cause to believe his/her conduct was unlawful.
Indiana law requires that a corporation, unless limited by its articles of incorporation, indemnify its directors and officers against reasonable expenses incurred in the successful defense of any proceeding arising out of their service as a director or officer of the corporation.
No indemnification or reimbursement will be made to an individual judged liable to us, unless a court determines that in spite of a judgment of liability to the corporation, the individual is reasonably entitled to indemnification, but only to the extent that the court deems proper. Additionally, if an officer, director or employee does not meet the standards of conduct described above, such individual will be required to repay us for any advancement of expenses it had previously made.
In the case of directors, a determination as to whether indemnification or reimbursement is proper will be made by a majority of the disinterested directors or, if it is not possible to obtain a quorum of directors not party to or interested in the proceeding, then by a committee thereof or by special legal counsel. In the case of individuals who are not directors, such determination will be made by the chief executive officer of the respective corporation or, if the chief executive officer so directs, in the manner it would be made if the individual were a director of the corporation.
Such indemnification may apply to claims arising under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, officers or controlling persons pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue by the court.
We maintain a program of insurance under which our directors and officers are insured, subject to specified exclusions and deductible and maximum amounts, against actual or alleged errors, misstatements, misleading statements, acts or omissions, or neglect or breach of duty while acting in their respective capacities for us.
The indemnification and advancement of expenses provided for in our Amended and Restated Bylaws does not exclude or limit any other rights to indemnification and advancement of expenses that a person may be entitled to under other agreements, shareholders’ and board resolutions and our Amended and Restated Articles of Incorporation.
ITEM 16. EXHIBITS
1(a). Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-222785) filed on January 30, 2018.

1(b). Form of Broker-Dealer Selling Agreement by and among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-222785) filed on January 30, 2018.
2. None.
4(a). Annuity Contract (22-50090) B-Share Single Premium incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(b). Annuity Contract (22-50091) Advisory Single Premium incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(c). Indexed Account(s) Rider (22AR-702) (Performance Cap with Protection Level) incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(d). Indexed Account(s) Rider (22AR-703) (Performance Trigger with Protection Level) incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(e). Indexed Account(s) Rider (22AR-704) (Participation Rate with Protection Level) incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(f). Indexed Account(s) Rider (22AR-705) (Spread Rate with Protection Level) incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
4(g). Guarantee of Principal Death Benefit Rider (22AR-706) incorporated herein by reference to Registration Statement on Form S-3 (File No. 333-267670) filed on September 30, 2022.
5. Opinion and Consent of Counsel re: Legality of securities being registered filed herein.
8. None.
15. None.
22. None.
23. Consent of Independent Registered Public Accounting Firm filed herein.
24. Powers of Attorney filed herein.
25. None.
96. None.
99. None.
101. None.
107. Filing Fee Table filed herein.
ITEM 17. UNDERTAKINGS
The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:
1. To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:
i. to include any prospectus require by Section 10(a)(3) of the Securities Act of 1933;
ii. to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and
iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
B-2

Provided, however, that Paragraphs 1.i, 1.ii, and 1.iii do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
4. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed by the registrant pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
5. That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
i. Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 242;
ii. Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
iii. The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
iv. Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
6. The undersigned registrant herby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
7. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant by the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this caused this Pre-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Hartford, and the State of Connecticut on this 23rd day of January, 2023, at 10:05 am.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Registrant)

By:  /s/ Kimberly A. Genovese
 Kimberly A. Genovese
Vice President
The Lincoln National Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on the 23rd day of January, 2023, at 10:05 am.

Signature	Title
*/s/ Ellen G. Cooper Ellen G. Cooper	President and Director (Principal Executive Officer)
* /s/ Randal J. Freitag Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director (Principal Financial Officer)
* /s/ Craig T. Beazer Craig T. Beazer	Executive Vice President and Director
* /s/ Jayson R. Bronchetti Jayson R. Bronchetti	Executive Vice President, Chief Investment Officer, and Director
* /s/ Adam M. Cohen Adam M. Cohen	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
** Eric B. Wilmer	Assistant Vice President and Director
* By /s/ Kimberly A. Genovese, Pursuant to a Power of Attorney Kimberly A. Genovese

EXHIBIT INDEX

The following exhibits are filed herewith:

5. Opinion and Consent of Counsel filed herein.
23. Auditor Consent filed herein.
24. Powers of Attorney filed herein.
107. Filing Fee Table filed herein.